NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 2007
                          (As revised on July 2, 2007)

         The Balanced Portfolio, Fasciano Portfolio, Growth Portfolio, Guardian Portfolio, Lehman Brothers High Income Bond Portfolio, formerly High Income Bond Portfolio ("High Income Bond Portfolio"), International Portfolio, International Large Cap Portfolio, Lehman Brothers Short Duration Bond Portfolio, formerly Limited Maturity Bond Portfolio ("Short Duration Bond Portfolio"), Mid-Cap Growth Portfolio, Partners Portfolio, Real Estate Portfolio, Regency Portfolio and Socially Responsive Portfolio (each a "Fund") of Neuberger Berman Advisers Management Trust ("Trust") offer shares pursuant to Prospectuses dated May 1, 2007.

         Shares of the Funds are sold to insurance company separate accounts, so that the Funds may serve as investment options under variable life insurance policies and variable annuity contracts, issued by insurance companies.

         The Funds' Prospectuses provide the basic information that an investor should know before investing. You can get a free copy of the Prospectuses from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling the Trust at 1-800-877-9700. You should read the Prospectuses carefully before investing.

         This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectuses.

         No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

         The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Funds named in this SAI are either service marks or registered trademarks of NB Management.(C)2007 Neuberger Berman Management Inc. All rights reserved.

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                                TABLE OF CONTENTS

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INVESTMENT INFORMATION...........................................................................................1

         Investment Policies and Limitations.....................................................................1

         Temporary Defensive Positions and Cash Management.......................................................5

         Rating Agencies.........................................................................................6

         Additional Investment Information.......................................................................6

TRUSTEES AND OFFICERS...........................................................................................53

         Information about the Board of Trustees................................................................53

         Information about the Officers of the Trust............................................................57

         The Board of Trustees..................................................................................59

TABLE OF COMPENSATION...........................................................................................62

         Ownership of Securities................................................................................63

         Independent Trustees Ownership of Securities...........................................................64

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................64

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES...............................................................69

         Management and Administration Fees.....................................................................69

         Expense Limitations....................................................................................71

         Sub-Adviser............................................................................................74

         Management and Control of NB Management, Neuberger Berman and Lehman Brothers Asset Management.........74

         Investment Companies Advised...........................................................................75

DISTRIBUTION ARRANGEMENTS.......................................................................................76

         Distributor............................................................................................76

                  A.       Distribution Plan (Class I)..........................................................77

                  B.       Distribution and Shareholder Services Plan (Class S).................................77

Revenue Sharing.................................................................................................79

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................81

         Share Prices and Net Asset Value.......................................................................81

         Suspension of Redemptions..............................................................................83

         Redemptions in Kind....................................................................................83

         Market Timing..........................................................................................83

DIVIDENDS AND OTHER DISTRIBUTIONS...............................................................................84

ADDITIONAL TAX INFORMATION......................................................................................84
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         Taxation of Each Fund..................................................................................84

         Subchapter M...........................................................................................84

         Section 817(h).........................................................................................85

         Tax Aspects of the Investments of the Funds............................................................86

PORTFOLIO MANAGERS..............................................................................................89

         Other Accounts Managed.................................................................................89

         Conflicts of Interest..................................................................................90

         Portfolio Manager Compensation.........................................................................91

         Securities Ownership...................................................................................92

PORTFOLIO TRANSACTIONS..........................................................................................93

CODES OF ETHICS................................................................................................101

PORTFOLIO TURNOVER.............................................................................................102

PROXY VOTING...................................................................................................102

PORTFOLIO HOLDINGS DISCLOSURE..................................................................................103

         Portfolio Holdings Disclosure Policy..................................................................103

         Portfolio Holdings Disclosure Procedures..............................................................103

         Portfolio Holdings Approved Recipients................................................................104

REPORTS TO SHAREHOLDERS........................................................................................105

    INFORMATION REGARDING ORGANIZATION, CAPITALIZATION, AND OTHER MATTERS......................................105

         The Funds.............................................................................................105

CUSTODIAN AND TRANSFER AGENT...................................................................................107

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................................................107

LEGAL COUNSEL..................................................................................................107

REGISTRATION STATEMENT.........................................................................................107

FINANCIAL STATEMENTS...........................................................................................107

    APPENDIX A  RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER................................................A-1
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                             INVESTMENT INFORMATION

         Each Fund is a separate series of the Trust, a Delaware statutory trust registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company and organized on May 23, 1994. Each Fund seeks its investment objective by investing in accordance with its investment objective and policies. The Funds are managed by NB Management.

         Prior to May 1, 2000, certain of the Funds invested through a two-tier master/feeder structure (Balanced Portfolio, Growth Portfolio, Guardian Portfolio, International Portfolio, Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, Partners Portfolio and Socially Responsive Portfolio). Rather than investing directly in securities, each of those Funds invested all of its respective assets in another fund that served as a corresponding "master series." All of the master series were separate series of an investment company named Advisers Managers Trust. The master series, in turn, invested in portfolio securities. Effective May 1, 2000, the Balanced Portfolio, Growth Portfolio, Guardian Portfolio, International Portfolio, Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, Partners Portfolio and Socially Responsive Portfolio converted to a conventional one-tier structure. Each such Fund, to the extent such Fund was operational, redeemed its investment in its corresponding master series in return for delivery of the series' portfolio securities, at current net asset value, subject to the liabilities of the master series. Accordingly, each such Fund received the investment securities of its corresponding master series and will continue to hold portfolio securities directly.

         The following information supplements the discussion in the Prospectuses of the investment objective, policies and limitations of each Fund. Unless otherwise specified, those investment objectives, policies and limitations are not fundamental and may be changed by the trustees of the Trust ("Trustees") without shareholder approval. The fundamental investment objectives, policies and limitations of a Fund may not be changed without the approval of the lesser of: (1) 67% of the total units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented; or (2) a majority of the outstanding shares of the Fund. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT POLICIES AND LIMITATIONS

         Each Fund has its own fundamental and non-fundamental investment policies and limitations, as discussed below.

         Except for the limitation on borrowing and, with respect to Short Duration Bond Portfolio, the limitation on illiquid securities, any maximum percentage of securities or assets contained in any investment policy or limitation will not be considered to be exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on borrowing, as applicable, or illiquid securities, NB Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

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         The Funds' fundamental investment policies and limitations are as follows:

         1. Borrowing. Each Fund may not borrow money, except that a Fund may
(i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment (except for High Income Bond, International and International Large Cap Portfolios which may borrow for leveraging or investment) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         2. Commodities. Each Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures and foreign currencies and forward contracts but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

         For purposes of the limitations on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

         For High Income Bond Portfolio this restriction also shall not prohibit the Fund from purchasing swaps, caps, collars, floors and other financial instruments.

         3. Diversification. Each Fund (except for Real Estate Portfolio) may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Real Estate Portfolio is non-diversified under the 1940 Act.

         4. Industry Concentration. Each Fund (except Real Estate Portfolio) may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to purchases of (i) securities issued or guaranteed by the U.S. Government and Agency Securities, or (ii) investments by all Funds (except International, International Large Cap and Partners Portfolios) in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks. Real Estate Portfolio will invest more than 25% of its assets in the real estate industry.

         Please note that for purposes of the investment limitation on concentration in a particular industry, NB Management determines the "issuer" of a municipal obligation that is not a general obligation note or bond based on the obligation's characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under a Fund's quality restrictions,

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the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets the quality restrictions of a Fund without credit support, the Fund treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee. Also for purposes of the investment limitation on concentration in a particular industry, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities or asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular "industry" or group of industries. In addition, also for purposes of the investment limitation on concentration in a particular industry, certificates of deposit ("CD") are interpreted to include similar types of time deposits.

         In addition, for purposes of the limitation on industry concentration, please note that the International Large Cap Portfolio relies on the Global Industry Classification Standard, which considers diversified commercial banks and regional commercial banks to be separate industries.

         5. Lending. Each Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, and for High Income Bond Portfolio loans, loan participations or other forms of direct debt instruments, or (ii) by engaging in repurchase agreements.

         6. Real Estate. Each Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein. The Real Estate Portfolio may: (i) invest in securities of issuers that mortgage, invest, or deal in real estate or interests therein; (ii) invest in securities that are secured by real estate or interests therein; (iii) purchase and sell mortgage related securities; (iv) hold and sell real estate acquired by the Real Estate Portfolio as a result of the ownership of securities; and (v) invest in real estate investment trusts of any kind.

         7. Senior Securities. Each Fund may not issue senior securities, except as permitted under the 1940 Act.

         8. Underwriting. Each Fund may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

         9. Investment through a Master/Feeder Structure. Notwithstanding any other investment policy, each Fund may invest all of its net investable assets (cash, securities and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. Currently, the Funds do not utilize this policy. Rather, each Fund invests directly in securities.

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         The following non-fundamental investment policies and limitations apply to all Funds unless otherwise indicated.

         1. Borrowing. (All Funds except High Income Bond, International and International Large Cap Portfolios). Each Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets. High Income Bond Portfolio does not currently intend to borrow for leveraging or investment.

         2. Lending. Except for the purchase of debt securities and engaging in repurchase agreements, each Fund (except High Income Bond Portfolio) may not make any loans other than securities loans. Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, High Income Bond Portfolio may not make any loans other than securities loans.

         3. Margin Transactions. Each Fund may not purchase securities on margin from brokers or other lenders except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. For all Funds margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4. Illiquid Securities. Each Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

         5. Investments in Any One Issuer. (Real Estate Portfolio). At the close of each quarter of the Fund's taxable year, (i) no more than 25% of the value of its total assets will be invested in the securities of a single issuer, and (ii) with regard to 50% of its total assets, no more than 5% of the value of its total assets will be invested in the securities of a single issuer. These limitations do not apply to U.S. government securities, as defined for federal tax purposes, or securities of another regulated investment company.

         6. Foreign Securities. (Guardian, Partners, Real Estate and Socially Responsive Portfolios). These Funds may not invest more than 10% of the value of their total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

         7. Pledging. (Guardian Portfolio). The Fund may not pledge or hypothecate any of its assets, except that the Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member.

         The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

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         8. Social Policy. (Socially Responsive Portfolio). The Fund may not
purchase securities of issuers who derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons, or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling.

         9. Debt Securities. (Short Duration Bond and High Income Bond Portfolio). Each Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in bonds and other debt securities. Each Fund will not alter this policy without providing at least 60 days' prior notice to shareholders.

         10. Mid-Cap Companies. (Mid-Cap Growth Portfolio). The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in common stocks of mid capitalization companies. The Fund will not alter this policy without providing at least 60 days' prior notice to shareholders.

         11. Real Estate Companies. (Real Estate Portfolio). The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in equity securities issued by real estate investments trusts and common stocks and other securities issued by real estate companies. The Fund will not alter this policy without providing at least 60 days' prior notice to shareholders.

         12. Equity Securities. (International Large Cap Portfolio). The Fund normally invests at least 80% of its net assets in equity securities. Although this is a non-fundamental policy, the Trustees will not change this policy without at least 60 days' notice to shareholders. As used in this policy, "net assets" means net assets plus the amount of any borrowing for investment purposes. The Fund may borrow for investment purposes.

TEMPORARY DEFENSIVE POSITIONS AND CASH MANAGEMENT

         For temporary defensive purposes or to manage cash pending investment or payout, each Fund (except International, International Large Cap and Socially Responsive Portfolios) may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. Balanced (debt securities portion), High Income Bond and Short Duration Bond Portfolios may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on the lower-rated debt securities in which Balanced (debt securities portion), High Income Bond and Short Duration Bond Portfolios normally invests.

         Any part of Socially Responsive Portfolio's assets may be retained temporarily in investment grade fixed income securities of non-governmental issuers, U.S. Government and Agency Securities, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents when NB Management believes that significant adverse market, economic, political, or other circumstances require prompt action to avoid losses. Generally, the foregoing temporary investments for Socially Responsive Portfolio are selected with a concern for the social impact of each investment.

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         For temporary defensive purposes or to manage cash pending investment or payout, International and International Large Cap Portfolios may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, government and agency securities, and repurchase agreements. International and International Large Cap Portfolios may also invest in such instruments to increase liquidity or to provide collateral to be held in segregated accounts.

         Pursuant to an exemptive order received from the SEC, each Fund also may invest in shares of a money market fund or a fund that is not registered with the SEC, each managed by NB Management or an affiliate, to manage uninvested cash (which will only be invested in shares of a money market fund) and cash collateral received in connection with securities lending. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. A Fund's investments of uninvested cash in shares of registered money market funds managed by NB Management or an affiliate are limited to amounts not exceeding 25% of the Fund's total assets. The money market fund and the unregistered fund do not invest in accordance with the Socially Responsive Portfolio's Social Policy.

RATING AGENCIES

         Each Fund may purchase securities rated by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or any other nationally recognized statistical rating organization ("NRSRO"). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds mainly refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI. The Funds may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Funds may permissibly invest.

ADDITIONAL INVESTMENT INFORMATION

         Some or all of the Funds, as indicated below, may make the following investments, among others, some of which are part of the Funds' principal investment strategies and some of which are not. The principal risks of each Fund's principal strategies are discussed in the Prospectuses. They may not buy all of the types of securities or use all of the investment techniques that are described. As used herein, "Equity Funds" refers to Balanced (equity securities portion), Fasciano, Growth, Guardian, International, International Large Cap, Mid-Cap Growth, Partners, Real Estate, Regency and Socially Responsive Portfolios. "Income Funds" refers to Balanced (debt securities portion), High Income Bond and Short Duration Bond Portfolios. Each Equity Fund invests in a wide array of stocks, and no single stock makes up more than a small fraction of any Fund's total assets. Of course, each Fund's holdings are subject to change.

                                  *    *    *

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         Illiquid Securities. (All Funds). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the U.S. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions which could be costly to the Fund.

         Policies and Limitations. Each Fund may invest up to 15% of its net assets in illiquid securities.

         Repurchase Agreements. (All Funds). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or with respect to International and International Large Cap Portfolios, from a foreign bank or from a U.S. branch or agency of a foreign bank), or from a securities dealer, that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers. If International or International Large Cap Portfolio enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

         Policies and Limitations. Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity or put feature of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

         Securities Loans. (All Funds). Each Fund may lend portfolio securities to banks, brokerage firms, or institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral.

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During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with conditions of an SEC exemptive order, a Fund can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC exemptive order. The Funds may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

         Policies and Limitations. Each Fund may lend securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled "Temporary Defensive Positions and Cash Management" for information on how the cash collateral may be invested. For purposes of each Fund's investment goal and strategies any requirements that a certain percentage of a Fund's assets be invested in a certain fashion shall not apply to cash collateral from securities lending activities and income earned on reinvestment of that cash collateral. Securities lending by Socially Responsive Portfolio is not subject to the Social Policy.

         Restricted Securities and Rule 144A Securities. (All Funds). Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity. NB Management, acting under guidelines established by the Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Foreign securities that are freely

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

tradable in their principal markets are not considered to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

         Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Trustees believe accurately reflect fair value.

         Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 15% limit on investments in illiquid securities.

         Commercial Paper. (All Funds). Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Trustees.

         Policies and Limitations. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to each Fund's 15% limit on investments in illiquid securities. The Equity Funds may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality. International and International Large Cap Portfolios may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated accounts.

         Reverse Repurchase Agreements. (All Funds). In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in a Fund's net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

         Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment limitations and policies concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to each Fund's obligations under the agreement.

         Banking and Savings Institution Securities. (All Funds). These include CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

         A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

         Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

         In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

         Leverage. (High Income Bond, International and International Large Cap Portfolios). The Funds may make investments when borrowings are outstanding. Leverage creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may amplify changes in a Fund's NAV. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund.

To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, a Fund's net income will be greater than it would be if leveraging were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to a Fund's shareholders as dividends will be reduced.

         Policies and Limitations. Generally, the Funds do not intend to use leverage for investment purposes. They may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Funds' investment limitations.

         Foreign Securities. (All Funds). Each Fund may invest in U.S. dollar-denominated securities issued by foreign issuers and foreign branches of U.S. banks, including negotiable CDs, banker's acceptances and commercial paper. Foreign issuers are issuers organized and doing business principally outside the U.S. and include banks, non-U.S. governments and quasi-governmental organizations.

         While certain Funds (except with respect to International and International Large Cap Portfolios) may invest in foreign securities to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision regarding financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad. There are also risks caused by different laws and customs governing securities tracking, and possibly limited access to the courts to enforce a Fund's rights as an investor.

         Each Fund also may invest in equity (except Short Duration Bond Portfolio), debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, with respect to all Funds except Short Duration Bond Portfolio, (2) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and
(4) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers described in the preceding paragraph and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscating taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments, and there are generally higher commission rates on foreign portfolio transactions.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions.

         Foreign securities often trade with less frequency and in less volume than domestic securities and may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodian fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

         Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Investing in foreign securities may involve a risk that investors will engage in excessive trading in shares of a Fund due to "time-zone arbitrage". If the price of a portfolio security traded in a foreign market changes by the time the Fund computes its current net asset value, and the change in price is not reflected in the Fund's current net asset value, some investors may attempt to take advantage of these pricing discrepancies by trading in the Fund's shares. This could be harmful to long-term shareholders.

         The Funds (except Short Duration Bond Portfolio) may invest in American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and International Depository Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs may not reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

         Policies and Limitations. In order to limit the risks inherent in investing in foreign currency denominated securities, Balanced (equity securities portion), Fasciano, Growth, Guardian, Partners, Real Estate, Regency and Socially Responsive Portfolios may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. High Income Bond and Short Duration Bond Portfolios may not purchase securities denominated in or indexed to foreign currencies, if, as a result, more than 25% of its total assets (taken at market value) would be invested in such securities. Mid-Cap Growth Portfolio may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, no Fund is restricted in the amount it may invest in securities denominated in any one foreign currency. International and International Large Cap Portfolios invest primarily in foreign securities.

         Investments in securities of foreign issuers are subject to each Fund's quality, and, with respect to the Income Funds, maturity and duration standards. Each Fund (except International and International Large Cap Portfolios) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

         Japanese Investments. (International and International Large Cap Portfolios). The Funds may invest in foreign securities, including securities of Japanese issuers. From time to time each Fund may invest a significant portion of its assets in securities of Japanese issuers. The performance of these two Funds may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japan's economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China and Russia.

         Variable or Floating Rate Securities; Demand and Put Features and Guarantees. (All Funds). Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

         Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year.

The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the quality standards applicable to obligations purchased by the Fund. Accordingly, in purchasing these securities, each Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. A Fund can also buy fixed rate securities accompanied by demand features or put options, permitting the Fund to sell the security to the issuer or third party at a specified price. A Fund may rely on the creditworthiness of issuers of credit enhancements in purchasing these securities.

         Policies and Limitations. No Fund may invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, each Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit.

         Mortgage-Backed Securities. (Real Estate Portfolio and Income Funds). Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality such as the Government National Mortgage Association ("GNMA") (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

         Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

         Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Funds use an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

         Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

         Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers), including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance, and letters of credit, may support timely payment of interest and principal of non-governmental pools. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Fund's quality standards. NB Management will, consistent with the Fund's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

         Policies and Limitations. A Fund may not purchase mortgage-backed securities that, in NB Management's opinion, are illiquid if, as a result, more than 15% of the value of the Fund's net assets would be invested in illiquid securities.

         Dollar Rolls. (Income Funds). In a "dollar roll", a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash-equivalent securities position that matures (or can be sold and settled) on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to dollar rolls.

         Policies and Limitations. Dollar rolls are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings.

         Forward Commitments (International and International Large Cap Portfolios) and When-Issued Securities. (International and International Large Cap Portfolios and Income Funds). The Funds may purchase securities (including, with respect to Income Funds, mortgage-backed securities such as GNMA, Fannie Mae, and Freddie Mac certificates) on a when-issued basis and International and International Large Cap Portfolios may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months although the Funds may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

         When-issued purchases and forward commitment transactions enable a Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, International Portfolio or International Large Cap Portfolio might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

         The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's NAV starting on the date the Fund reflects the agreement to purchase the securities on its books. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When International Portfolio or International Large Cap Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Portfolio's NAV as long as the commitment to sell remains in effect.

         Policies and Limitations. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

         When a Fund purchases securities on a when-issued basis, it will deposit, in a segregated account with its custodian, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

         Real Estate-Related Instruments. (Real Estate and High Income Bond Portfolios). Under normal conditions at least 80% of the Real Estate Portfolio's net assets will be invested in the securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Under normal conditions the Fund may invest up to 20% of its net assets in securities of companies not primarily engaged in the real estate industry. High Income Bond Portfolio may invest up to 20% of its total assets in real estate related instruments, preferred stock, warrants, common stock or other equity securities.

         The Funds will not directly invest in real estate, but rather in securities issued by real estate companies. However, because of Real Estate Portfolio's fundamental policy to concentrate its investments in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

         Real estate-related instruments include real estate investment trusts (also known as "REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

         REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. Interests in Mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

         Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and failing to maintain exemption from the 1940 Act.

         The shares of REITs are subject to the REIT's management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments will consist of Equity REITs.

         Technology Securities. (All Funds) These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

         The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

         Master Limited Partnerships. (All Funds) Master Limited Partnerships ("MLPs") are limited partnerships in which the ownership units (i.e., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter ("OTC") market. Many MLPs operate in the oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the partnership level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of the partnership.

         Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

         The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the unitholder even after the units are sold.

         FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES AND INDICES,
                    FORWARD CONTRACTS, AND OPTIONS ON FOREIGN
               CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

         Futures Contracts and Options Thereon. (Equity Funds and Income Funds). Each of Mid-Cap Growth, Real Estate and Socially Responsive Portfolios may purchase and sell interest rate futures contracts, stock and bond index futures contracts, and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. These Funds view investment in (i) single stock, interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

         Income Funds may purchase and sell interest rate and bond index futures contracts and options thereon, and may purchase and sell foreign currency futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates.

Because the futures markets may be more liquid than the cash markets, the use of futures permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Funds view investment in (1) single stock, interest rate and bond index futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency futures and options thereon primarily as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Funds.

         International and International Large Cap Portfolios may enter into futures contracts on currencies, debt securities, interest rates, and securities indices that are traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC") or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

         International and International Large Cap Portfolios may sell futures contracts in order to offset a possible decline in the value of their portfolio securities. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. Each Fund may purchase futures contracts in order to fix what NB Management believes to be a favorable price for securities that Fund intends to purchase. If a futures contract is purchased by a Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for differences in historical volatility between positions International and International Large Cap Portfolios wish to hedge and the standardized futures contracts available to it, each Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

         With respect to currency futures, International and International Large Cap Portfolios may sell a futures contract or a call option, or they may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If NB Management anticipates that a particular currency will rise, each Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities which are denominated in that currency and which the Fund intends to purchase. Each Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in each Fund.

         For the purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

         A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

         U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

         Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

         "Margin" with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess will be paid to the Fund. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

         Although each Fund believes that the use of futures contracts will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. Further, an appropriate futures contract may not be available even if the portfolio manager wishes to enter into one. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's futures position and the securities held by or to be purchased for the Fund. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

         Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

         Single stock and narrow-based security index futures and options thereon have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF. Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

         Policies and Limitations. Mid-Cap Growth, Real Estate and Socially Responsive Portfolios each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates.

These Funds do not engage in transactions in futures and options on futures for speculation. The use of futures and options on futures by Socially Responsive Portfolio is not subject to that Fund's Social Policy.

         International and International Large Cap Portfolios may purchase and sell futures for bona fide hedging purposes, as defined in regulations of the CFTC, and for non-hedging purposes (i.e., in an effort to enhance income). Each Fund may also purchase and write put and call options on such futures contracts for bona fide hedging and non-hedging purposes.

         Income Funds may purchase and sell interest rate and bond index futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. The Funds engage in foreign currency futures and options transactions in an attempt to hedge against changes in prevailing currency exchange rates. Neither Fund engages in transactions in futures or options thereon for speculation.

         Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, NB Management may use such futures and options to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         Call Options on Securities. (All Funds). Balanced, Guardian, High Income Bond, International, International Large Cap, Mid-Cap Growth, Real Estate, Regency, Short Duration Bond and Socially Responsive Portfolios may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund's NAV) or to earn premium income. Fund securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

         When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

         The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk, but is capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

         If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

         When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

         Policies and Limitations. (Income Funds). Each Fund may write covered call options and may purchase call options on debt securities in its portfolio or on foreign currencies in its portfolio for hedging purposes. Each Fund may write covered call options for the purpose of producing income. Each Fund will write a call option on a security or currency only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

         (Equity Funds). Balanced (equity securities portion), Guardian, International, International Large Cap, Mid-Cap Growth, Real Estate, Regency and Socially Responsive Portfolios may write covered call options and may purchase call options on securities. Each other Equity Fund may write covered call options and may purchase call options in related closing transactions. Each Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do).

         A Fund would purchase a call option to offset a previously written call option. Each of Balanced, Guardian, High Income Bond, Mid-Cap Growth, Real Estate, Regency, Short Duration Bond and Socially Responsive Portfolios also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. The use of call options on securities by Socially Responsive Portfolio is not subject to the Social Policy. International and International Large Cap Portfolios may purchase call options for hedging or non-hedging purposes.

         Put Options on Securities. (Balanced, Guardian, High Income Bond, International, International Large Cap, Mid-Cap Growth, Real Estate, Regency, Short Duration Bond, and Socially Responsive Portfolios). Each of these Funds may write and purchase put options on securities. Each Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. Each Fund may be obligated to purchase the underlying security at more than its current value.

         When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

         Fund securities on which put options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

         Policies and Limitations. Guardian, International, International Large Cap, Mid-Cap Growth, Real Estate, Regency and Socially Responsive Portfolios generally write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund's NAV). However, International and International Large Cap Portfolios also may use put options for non-hedging purposes. The use of put options on securities by Socially Responsive Portfolio is not subject to that Fund's Social Policy.

         Balanced, High Income Bond and Short Duration Bond Portfolios generally write and purchase put options on securities or on foreign currencies for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund's NAV).

         General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. International and International Large Cap Portfolios also may purchase European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

         Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. International and International Large Cap Portfolios also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

         The premium received (or paid) by a Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time the Fund's NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

         Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

         A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         Policies and Limitations. Each Fund may use American-style options. International and International Large Cap Portfolios may also purchase European-style options and may purchase and sell options that are traded on foreign exchanges.

         The assets used as cover (or held in a segregated account) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund's 15% limitation on illiquid securities unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The use of put and call options by Socially Responsive Portfolio is not subject to that Fund's Social Policy.

         Put and Call Options on Securities Indices. (Equity Funds). International and International Large Cap Portfolios each may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of a Fund's securities or securities a Fund intends to buy. A Fund may write securities index options to close out positions in such options that it has purchased.

         For purposes of managing cash flow, each Equity Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

         Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

         Policies and Limitations. International and International Large Cap Portfolios may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by a Fund will be listed and traded on an exchange. No Fund currently expects to invest a substantial portion of its assets in securities index options.

         For purposes of managing cash flow, each Equity Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

         Foreign Currency Transactions. (All Funds). Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         The Funds (other than International and International Large Cap Portfolios) enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Funds do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

         Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

         At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

         NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

         However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

         International and International Large Cap Portfolios may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. Each Fund may invest in securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting each Fund's ability to prevent potential losses. In addition, International and International Large Cap Portfolios may invest in securities denominated in other currency baskets.

         Policies and Limitations. The Funds (other than International and International Large Cap Portfolios) may enter into forward contracts for the purpose of hedging and not for speculation. The use of forward contracts by Socially Responsive Portfolio is not subject to the Social Policy.

         International and International Large Cap Portfolios may enter into forward contracts for hedging or non-hedging purposes. When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. International and International Large Cap Portfolios may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's investment portfolio.

         Options on Foreign Currencies. (All Funds). Each Fund may write and purchase covered call and put options on foreign currencies. International and International Large Cap Portfolios may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

         Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         Policies and Limitations. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, International and International Large Cap may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in each Fund. The use of options on currencies by Socially Responsive Portfolio is not subject to the Social Policy.

         Combined Transactions. (High Income Bond Portfolio). The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on NB Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

         Cover for Financial Instruments. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

          Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede management or the Fund's ability to meet current obligations. A Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

         Policies and Limitations. Each Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

         General Risks of Financial Instruments. The primary risks in using Financial Instruments are: (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and changes in the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund's use of Financial Instruments will be successful.

         Each Fund's use of Financial Instruments may be limited by the provisions of the Code, with which it must comply if it is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

         The Funds are not obligated to use any Financial Instruments and makes no representations as to the availability or use of these techniques at this time or at any time in the future.

         Policies and Limitations. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

         Indexed Securities. (Income Funds). These Funds may invest in securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators ("indexed securities"). Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investments in the underlying instrument or to one or more options thereon. However, some indexed securities are more volatile than the underlying instrument itself.

         The High Income Bond Portfolio may invest in various securities that are intended to track broad-based, U.S. market Indices, including Standard & Poor's Depository Receipts ("SPDRs"), Diamonds, and Nasdaq-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the S&P 500 Index. SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 Index stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average ("DJIA") and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Nasdaq-100 shares represent ownership in the Nasdaq-100 trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the Nasdaq-100 Index. Nasdaq-100 Shares are designed to track the performance and dividend yield of the Nasdaq-100 Index. SPDRs and Diamonds are listed on the American Stock Exchange. Nasdaq-100 Shares are listed on the Nasdaq Stock Market.

         Inflation-Indexed Securities. (Income Funds). The Funds may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond.

         Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasuries having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

         Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because each Fund must distribute substantially all of its income to its shareholders to avoid payment of federal income and excise taxes, a Fund may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.

         Short Sales. (High Income Bond, International and International Large Cap Portfolios). The Funds may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Funds also may use short sales in an attempt to realize gain. To effect a short sale, a Fund borrows a security from a brokerage firm to make delivery to the buyer. A Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, a Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

         A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest a Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

         A Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

         The effect of short selling on a Fund is similar to the effect of leverage. Short selling may amplify changes in a Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

         Policies and Limitations. Under applicable guidelines of the SEC staff, if the High Income Bond, International or International Large Cap Portfolio engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until a Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

         Asset-Backed Securities. (Income Funds). Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

         Certificates for Automobile Receivables(SM) ("CARS(SM)") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payment of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARS(SM) if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

         Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

         Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         Balanced, High Income Bond and Short Duration Bond Portfolios each may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.

         Direct Debt Instruments (High Income Bond Portfolio). Direct debt includes loan participations, notes, assignments and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The High Income Bond Portfolio could buy all or part of a loan or participate in a syndicate organized by a bank. These loans may be secured or unsecured. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under "Foreign Securities" in this SAI.

         Because the Fund's ability to receive payments in connection with loan participations depends on the financial condition of the borrower, NB Management will not rely solely on a bank or other lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrowers. NB Management's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by NB Management and the original lending institution.

         There are usually fewer legal protections for owners of direct debt than conventional debt securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.

         Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. There may not be a recognizable, liquid public market for loan participations.

         Policies and Limitations. To the extent direct debt is deemed illiquid, such an investment is subject to the High Income Bond Portfolio's restriction on investing no more than 15% of its net assets in illiquid securities. The Fund's policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the Fund. In combination, the Fund's policies and the SEC staff's interpretations may limit the amount the Fund can invest in loan participations.

         Convertible Securities. (Equity Funds and High Income Bond Portfolio). Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock.

         The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund's ability to achieve its investment objective.

         Policies and Limitations. Socially Responsive Portfolio may invest up to 20% of its net assets in convertible securities. The Fund does not intend to purchase any convertible securities that are not investment grade. Convertible debt securities are subject to each Fund's investment policies and limitations concerning debt securities. Securities convertible into common stock are not subject to the High Income Bond Portfolio's limitation on equity securities.

         Preferred Stock. (Equity Funds and High Income Bond Portfolio). The Funds may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Policies and Limitations. High Income Bond Portfolio may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities.

         Warrants (High Income Bond Portfolio). Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

         Policies and Limitations. High Income Bond Portfolio may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities.

         Zero Coupon Securities (Balanced, High Income Bond, Partners, Regency, Short Duration Bond and Socially Responsive Portfolios), Step Coupon (Balanced, High Income Bond and Short Duration Bond Portfolios) and Pay-in-Kind Securities (High Income Bond Portfolio). The Funds may invest in zero coupon securities, Balanced, High Income Bond and Short Duration Bond Portfolios may invest in step coupon securities and High Income Bond Portfolio may invest in pay-in-kind securities, each of which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin paying current interest. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. The discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. They are redeemed at face value when they mature. Pay-in-kind securities pay interest through the issuance of additional securities.

         The discount on zero coupon and step coupon securities ("original issue discount" or "OID") must be included in gross income ratably by each such Fund prior to the receipt of any actual payments. Because each Fund must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon, step coupon and pay-in-kind securities) each year for income and excise tax purposes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information."

         The market prices of zero coupon, step coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

         Municipal Obligations. (Income Funds). Municipal obligations are securities issued by or on behalf of states (as used herein, including the District of Columbia), territories and possessions of the United States and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer's bond counsel at the time the obligations are issued.

         Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include industrial development and private activity bonds which are issued by or on behalf of public authorities, but are not backed by the credit of any governmental or public authority. "Anticipation notes", which are also municipal obligations, are issued by municipalities in expectation of future proceeds from the issuance of bonds, or from taxes or other revenues, and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

         The value of municipal obligations is dependent on the continuing payment of interest and principal when due by the issuers of the municipal obligations in which a Fund invests (or, in the case of industrial development bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds). As with other fixed income securities, an increase in interest rates generally will reduce the value of a Fund's investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

         Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

         Policies and Limitations. Short Duration Bond Portfolio may invest up to 5% of its net assets in municipal obligations.

         U.S. Government and Agency Securities. (All Funds). U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government or government-sponsored enterprises, such as the GNMA, Fannie Mae, Freddie Mac, Student Loan Marketing Association (commonly known as "Sallie Mae"), Federal Home Loan Banks, and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. (See "Mortgage-Backed Securities".) The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates. While the U.S. government provides financial support to those U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

         U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

         Short Duration Bond Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

         Policies and Limitations. High Income Bond Portfolio may invest up to 20% of its total assets in U.S. Government and Agency Securities. Short Duration Bond Portfolio has no specific limits or requirements relating to the amount of assets invested in U.S. Government and Agency Securities; however, the Fund must invest according to its investment objective and policies.

         Swap Agreements. (High Income Bond, International, International Large Cap, Real Estate, and Short Duration Bond Portfolios). Each Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). The High Income Bond Portfolio may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate "caps," "floors," and "collars" to help enhance the value of its portfolio or manage its exposure to different types of investments. In an example of a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. Mortgage swap agreements are similar to interest-rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.

         In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

         Policies and Limitations. In accordance with SEC staff requirements, each Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

         Fixed Income Securities. (All Funds). The Income Funds invest primarily in fixed income securities. While the emphasis of the Equity Funds' investment programs is on common stocks and other equity securities, the Funds may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities.

Each Fund may invest in investment grade corporate bonds and debentures. Balanced, Fasciano, High Income Bond, International, International Large Cap, Mid-Cap Growth, Partners, Real Estate, Regency and Short Duration Bond Portfolios each may invest in corporate debt securities rated below investment grade.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund's fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Policies and Limitations. Except as otherwise provided in the Prospectuses and this SAI, the Equity Funds normally may invest up to 20% of their total assets in debt securities.

         Lower-Rated Debt Securities. (Balanced, Fasciano, High Income Bond, International, International Large Cap, Mid-Cap Growth, Partners, Real Estate, Regency and Short Duration Bond Portfolios). Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by all NRSROs that have rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms and obligations. Lower rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in high-yield securities, the success of such investments is dependent on the credit analysis of NB Management.

         During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         At certain times in the past, the market for lower rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur.

         The market for lower rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

         High Income Bond Portfolio may invest in securities whose ratings imply an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

         See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody's.

         Policies and Limitations. Partners and Regency Portfolios may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities. Mid-Cap Growth and Short Duration Bond Portfolios may invest up to 10% of their net assets, measured at the time of investment, in debt securities rated below investment grade, but rated at least B with respect to Short Duration Bond Portfolio and C with respect to Mid-Cap Growth Portfolio by S&P or Moody's, or Comparable Unrated Securities. Short Duration Bond Portfolio considers bonds rated no higher than the 5th or 6th category to be lower-rated debt securities. Balanced Portfolio may invest up to 10% of the debt securities portion of its investments, measured at the time of investment, in debt securities rated below investment grade, but rated at least B by S&P or Moody's, or Comparable Unrated Securities.

         High Income Bond Portfolio does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal but may do so depending on market conditions. High Income Bond Portfolio considers bonds rated by at least one NRSRO below the fourth highest category to be lower-rated securities or "junk bonds."

         International and International Large Cap Portfolios may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

         There are no restrictions as to the ratings of debt securities the Fasciano Portfolio may acquire or the portion of its assets it may invest in debt securities in a particular ratings category. Although the Fund does not presently intend to invest in debt securities, it may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

         There are no restrictions as to the ratings of the debt securities the Real Estate Portfolio may invest in. The Fund may invest in convertible bonds the manager believes present a good value because they are convertible into equity securities and have a good yield.

         Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Mid-Cap Growth and Socially Responsive Portfolios will engage in an orderly disposition of the downgraded securities, and Balanced (debt securities portion) and Short Duration Bond Portfolios will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Fund's holdings that are considered by the Fund to be below investment grade will not exceed 10% of its net assets. Balanced (debt securities portion) and Short Duration Bond Portfolios may each hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permissible by the Fund's investment policies. Each other Fund (except International and International Large Cap Portfolios) will engage in an orderly disposition of downgraded securities to the extent necessary to ensure that the Fund's holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Partners and Regency Portfolios). NB Management will make a determination as to whether International and International Large Cap Portfolios should dispose of the downgraded securities.

         NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to International, International Large Cap, Mid-Cap Growth or Partners Portfolio warrants exposure to the additional level of risk.

Ratings of Fixed Income Securities

         As discussed above, the Funds may purchase securities rated by S&P, Moody's, or any other NRSRO. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds mainly refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI. Each Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Fund may permissibly invest.

         High-quality debt securities. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P or Moody's, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality.

         Investment Grade Debt Securities. Investment grade debt securities are those receiving one of the four highest ratings from Moody's, S&P, or another NRSRO or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

         Lower-Rated Debt Securities. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by all NRSROs that have rated them (including those securities rated as low as D by S&P) (except for High Income Bond Portfolio which considers bonds rated below the fourth highest rating category by one NRSRO to be a lower-rated debt security)or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated securities.

         Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. The policy on downgraded securities is discussed above under "Lower Rated Debt Securities."

Duration and Maturity

         Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. For Balanced (debt securities portion) and Short Duration Bond Portfolios, NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

         Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

         High Income Bond Portfolio has no limits on the maturity of its individual investments. However, it normally expects to have a weighted average portfolio maturity between five and ten years. Balanced (debt securities portion) and Short Duration Bond Portfolios' dollar-weighted average duration will not exceed four and three years, respectively, although each Fund may invest in individual securities of any duration; the Funds' dollar-weighted average maturity may range up to six years.

         Risks of Equity Securities. The Equity Funds may invest in securities that include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

         To the extent a Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

         Other Investment Company Securities. Each Fund may invest in the shares of other investment companies that are consistent with its investment policies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Equity Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index or another appropriate index.

         As a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company's expenses. At the same time, the Fund will continue to pay its own management fees and expenses with respect to its portfolio investments, including the shares of other investment companies. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Funds do not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

         Policies and Limitations. Each Fund's investment in such securities is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company (except pursuant to an exemptive order which allows the Equity Funds (except Socially Responsive Portfolio) to invest greater than 5% in an affiliated fund managed by NB Management) and (iii) 10% of the Fund's total assets in the aggregate. Each Fund may also invest in an unregistered fund managed by NB Management or its affiliates as noted in the section entitled "Temporary Defensive Positions and Cash Management."

         Additionally, in reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash in a money market fund if the Fund pays no sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") ("sales charge"), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of the NASD, charged in connection with the purchase, sale, or redemption of securities issued by a money market fund ("service fee"); or if the Fund's investment adviser waives its advisory fee in an amount necessary to offset any sales charge or service fee. None of the Funds has any current intention to make use of this authority.

         Preferred Stock. (Equity Funds). Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Indexed Securities. (International and International Large Cap Portfolios). Each Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

         Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, or related groups of issuers or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds' operations.

          SOCIALLY RESPONSIVE PORTFOLIO - DESCRIPTION OF SOCIAL POLICY

SOCIAL INVESTMENT GUIDELINES

         Socially Responsive Portfolio believes that good corporate citizenship is good business and has the potential to produce positive investment results. The Fund is designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship. The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's financial criteria and social policy. The Fund focuses on companies that are agents of favorable change in workplace policies (particularly for women and minorities); are responsive to environmental issues; and are good corporate citizens. In addition, the Fund avoids companies with products with negative public health implications.

         Socially Responsive Portfolio endeavors to avoid companies that derive revenue from gambling or the production of tobacco, alcohol, weapons or nuclear power.

         In addition to its exclusionary screens, the Fund looks for companies that show leadership in environment concerns, diversity in the work force, and progressive employment and workplace practices and community relations.

         The Fund may also consider public health issues, externalities associated with a company's products, and general corporate citizenship in making its investment decisions.

INTERPRETATION OF SOCIAL INVESTMENT GUIDELINES

         All social screens require interpretation in their application and is at the discretion of the portfolio management team. The following discussion provides further detail about the interpretation of the Fund's Social Investment Guidelines.

TOBACCO

         MANUFACTURERS. The Fund does not buy or hold that companies derive 5% or more of revenues from the manufacture of tobacco products. This screen primarily excludes producers of cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).

         PROCESSORS AND SUPPLIERS. The Fund does not buy or hold companies that are in the business of processing tobacco and supplying tobacco to these manufacturers.

         RETAIL SALES. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.

         TOBACCO-RELATED PRODUCTS. The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture tobacco products, such as cigarette papers and filters.

         The Fund may buy or hold companies that sell certain key products to the tobacco industry. These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements. In general, the Fund does not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.

ALCOHOL

         MANUFACTURERS AND PRODUCERS. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages. This screen primarily excludes distillers of hard liquors, brewers, and vintners.

         RETAIL SALES. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages. This screen relates primarily to restaurant chains and convenience stores.

         The Fund may buy or hold:

             o Agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers); or

             o Companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages.

GAMBLING

         OWNERS AND OPERATORS. The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gambling services. This screen primarily excludes owners and operators of casinos, riverboat gambling facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.

         MANUFACTURERS OF GAMBLING EQUIPMENT. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of gambling equipment or the provision of goods and services to lottery operations.

         The Fund MAY buy or hold companies that:

             o    Provide specialized financial services to casinos; or

             o Sell goods or services that are clearly nongambling-related to casinos or other gambling operations.

NUCLEAR POWER

         OWNERS AND OPERATORS. The Fund does not buy or hold companies that are owners or operators of nuclear power plants. This screen primarily excludes major electric utility companies.

         The Fund may buy or hold:

             o Engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or

             o Electric utility companies that are purchasers and distributors of electricity that may have come from nuclear power plants (but are not themselves owners of such plants).

MILITARY CONTRACTING

         MAJOR PRIME CONTRACTORS. The Fund does not buy or hold companies that derive 5% or more of revenues from weapons-related contracts. Although this screen permits the Fund to invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, large in dollar value and exclusively designed for weapons-related activities. While it is often difficult to obtain precise weapons contracting figures, the Fund will make a good faith effort to do so.

         NON-WEAPONS-RELATED SALES TO THE DEPARTMENT OF DEFENSE. The Fund does not buy or hold companies that derive their total revenue primarily from non-consumer sales to the Department of Defense ("DoD").

         In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not. For example, is jet fuel for fighter aircraft a weapons-related product? The Fund has decided to treat jet fuel as a civilian product and may buy or hold a company that produces it. The Fund will use its best judgment in making such determinations.

         The Fund MAY buy or hold companies that:

             o    Have some minor military business;

             o Have some contracts with the DoD for goods and services that are clearly not weapons-related; or

             o Manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems (in the absence of information that these products and services are weapons-related).

FIREARMS

         MANUFACTURERS. The Fund does not buy or hold companies that produce firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns. The Fund will also not buy or hold companies that produce small arms ammunition.

         RETAILERS. The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.

ENVIRONMENT

         BEST OF CLASS APPROACH. The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship. Among other things, it will look for companies:

             o    That have integrated environmental management systems;

             o    That have measurably reduced their Toxic Release Inventory
                  (TRI) emissions to air, land, or water (on-and off-site releases);

             o Whose TRI emissions are substantially lower than their peers; That participate in voluntary environmental initiatives led by governmental agencies such as the Environmental Protection Agency (EPA), non-industry organizations, or community groups;

             o That are committed to the public disclosure of corporate environmental information, such as signatories to CERES (Coalition for Environmentally Responsible Economies) or participants in the GRI (Global Reporting Initiative); or

             o Have innovative processes or products that offer an environmental benefit.

ENVIRONMENTAL RISK

         The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk. To that end, the Fund does not buy or hold companies that:

             o Are major manufacturers of hydrochloroflurocarbons (HCFCs), bromines, or other ozone-depleting chemicals;

             o    Are major manufacturers of pesticides or chemical fertilizers;

             o    Operate in the gold mining industry; or

             o Design, market, own, or operate nuclear power plants (see Nuclear Power section).

         THE FUND SERIOUSLY CONSIDERS A COMPANY'S ENVIRONMENTAL LIABILITIES, BOTH ACCRUED AND UNACCRUED, AS A MEASURE OF ENVIRONMENTAL RISK. IT VIEWS PUBLIC DISCLOSURE OF THESE LIABILITIES AS A POSITIVE STEP.

REGULATORY PROBLEMS

         The Fund seeks to avoid companies with involvement in major environmental controversies. It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment. Negative factors may include:

             o Environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or

             o Highly publicized community environmental lawsuits or controversies.

         Positive factors may include:

             o    Good environmental management systems;

             o    Progress in implementing environmental programs; and

             o Public disclosure of environmental policies, goals, and progress toward those goals.

         If a company already held in the Fund becomes involved in an environmental controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company's shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

DIVERSITY

         The Fund strives to invest in companies that are leaders in promoting diversity in the workplace. Among other things, it will look for companies that:

             o    Promote women and people of color into senior line positions;

             o Appoint women and people of color to their boards of directors;

             o    Offer diversity training and support groups;

             o Purchase goods and services from women- and minority-owned firms; and

             o Have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity.

         The Fund attempts to avoid companies with recent major discrimination lawsuits related to gender, race, disability, or sexual orientation. In general, the Fund does not buy companies:

             o That are currently involved in unsettled major class action discrimination lawsuits;

             o That are currently involved in unsettled major discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or

             o With exceptional historical patterns of discriminatory practices.

         Although the Fund views companies involved in non-class action discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies. These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.

         While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company's exclusion from the Fund.

         If a company already held in the Fund becomes involved in a discrimination controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company's shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

EMPLOYMENT AND WORKPLACE PRACTICES

         The Fund endeavors to invest in companies whose employment and workplace practices are considered progressive. Among other things, it will look for companies that:

             o Offer benefits such as maternity leave that exceeds the 12 unpaid weeks mandated by the federal government; paid maternity leave; paternity leave; subsidized child and elder care (particularly for lower-paid staff); flexible spending accounts with dependent care options; flextime or job-sharing arrangements; phaseback for new mothers; adoption assistance; a full time work/family benefits manager; and/or health and other benefits for same-sex domestic partners of its employees;

             o Have taken extraordinary steps to treat their unionized workforces fairly; and

             o Have exceptional workplace safety records, particularly OSHA Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation rates.

         The Fund will seek to avoid investing in companies that have:

             o    Demonstrated a blatant disregard for worker safety; or

             o Historically had poor relations with their unionized workforces, including involvement in unfair labor practices, union busting, and denying employees the right to organize.

         Although the Fund is deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies. The Fund recognizes that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization (ILO) standards.

COMMUNITY RELATIONS

         The Fund believes that it is important for companies to have positive relations with the communities in which they are located communities of all races and socio-economic status. It will seek to invest in companies that:

             o Have open communications within the communities in which they operate;

             o Make generous cash donations to charitable organizations, particularly multi-year commitments to local community groups; and

             o Offer incentives (such as paid time off) to employees to volunteer their time with charitable organizations.

         The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See Environment, Regulatory Problems). The Fund will be particularly stringent with companies that do not have positive relations with the communities in which they operate.

         If a company already held in the Fund becomes involved in a community controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company's shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

PRODUCT SAFETY

         The Fund seeks to avoid companies whose products have negative public health implications. Among other things, the Fund will consider:

             o    The nature of a company's products; or

             o Whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities.

GENERAL

         CORPORATE ACTIONS. If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and no longer satisfies the Social Investment Guidelines, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies whether or not they have taken strong positive initiatives in the other social issue areas that the Fund considers.

         OWNERSHIP. The Fund does not buy or hold companies that are majority owned by companies that are excluded by its Social Investment Guidelines.

                              TRUSTEES AND OFFICERS

         The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management, Neuberger Berman and Lehman Brothers Asset Management LLC ("Lehman Brothers Asset Management").

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                               NUMBER OF
                                                                                FUNDS IN
   INDEPENDENT TRUSTEES       POSITION AND                                    FUND COMPLEX
                             LENGTH OF TIME                                   OVERSEEN BY      OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)       PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)          FUND COMPLEX BY TRUSTEE
---------------------------  --------------   ------------------------------  -------------   ----------------------------------
John Cannon (77)             Trustee since    Consultant; formerly,                62         Independent Trustee or Director of
                             2000             Chairman, CDC Investment                        three series of Oppenheimer Funds:
                                              Advisers (registered                            Limited Term New York Municipal
                                              investment adviser), 1993 to                    Fund, Rochester Fund Municipals,
                                              January 1999; formerly,                         and Oppenheimer Convertible
                                              President and Chief Executive                   Securities Fund, since 1992.
                                              Officer, AMA Investment
                                              Advisors, an affiliate of the
                                              American Medical Association.

Faith Colish (71)            Trustee since    Counsel, Carter Ledyard &            62         Advisory Director, 2003 to 2006,
                             1984             Milburn LLP (law firm) since                    ABA Retirement Funds (formerly
                                              October 2002; formerly,                         American Bar Retirement
                                              Attorney-at-Law and                             Association (ABRA)) since 1997
                                              President, Faith Colish, A                      (not-for-profit membership
                                              Professional Corporation,                       corporation).
                                              1980 to 2002.

C. Anne Harvey (69)          Trustee since    President, C. A. Harvey              62         Formerly, President, Board of
                             1998             Associates, since October                       Associates to The National
                                              2001; formerly Director,                        Rehabilitation Hospital's Board of
                                              AARP, 1978 to December 2001.                    Directors, 2001 to 2002; formerly,
                                                                                              Member, Individual Investors
                                                                                              Advisory Committee to the New York
                                                                                              Stock Exchange Board of Directors,
                                                                                              1998 to June 2002.

                                                                               NUMBER OF
                                                                                FUNDS IN
   INDEPENDENT TRUSTEES       POSITION AND                                    FUND COMPLEX
                             LENGTH OF TIME                                   OVERSEEN BY      OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)       PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)          FUND COMPLEX BY TRUSTEE
---------------------------  --------------   ------------------------------  -------------   ----------------------------------
Robert A. Kavesh (79)        Trustee since    Marcus Nadler Professor              62         Formerly, Director, The Caring
                             2000             Emeritus of Finance and                         Community (not-for-profit);
                                              Economics, New York                             formerly, Director, DEL
                                              University, Stern School of                     Laboratories, Inc. (cosmetics and
                                              Business; formerly, Executive                   pharmaceuticals) 1978 to 2004;
                                              Secretary-Treasurer, American                   formerly, Director, Apple Bank for
                                              Finance Association 1961 to                     Savings, 1979 to 1990; formerly,
                                              1979.                                           Director, Western Pacific
                                                                                              Industries Inc. (public company)
                                                                                              1972 to 1986.

Michael M. Knetter (46)      Trustee  since   Dean, School of Business,            62         Trustee, Northwestern Mutual
                             2007             University of                                   Series Fund, Inc. since February
                                              Wisconsin-Madison; formerly,                    2007; School Director, Wausau
                                              Professor of International                      Paper since 2005; Director, Great
                                              Economics and                                   Wolf Resorts since 2004.
                                              Associate Dean, Amos Tuck of
                                              Business-Darmouth
                                              College,
                                              1998 to 2002.

Howard A. Mileaf (70)        Trustee since    Retired; formerly, Vice              62         Director, WebFinancial Corporation
                             1999             President and General                           (holding company) since December
                                              Counsel, WHX Corporation                        2002; formerly, Director, WHX
                                              (holding company), 1993 to                      Corporation (holding company)
                                              2001.                                           January 2002 to June 2005;
                                                                                              formerly, Director, State Theatre
                                                                                              of New Jersey (not-for-profit
                                                                                              theater), 2000 to 2005.

George W. Morriss (59)       Trustee since    Formerly, Executive Vice             62         Member, Board of Managers, Old
                             2007             President and Chief Financial                   Mutual Funds of Hedge Funds
                                              Officer, People's Bank (a                       (registered hedge fund) since
                                              financial services company),                    October  2006.
                                              1991 to 2001.

Edward I. O'Brien (78)       Trustee since    Formerly, Member, Investment         62         Director, Legg Mason, Inc.
                             2000             Policy Committee, Edward                        (financial services holding
                                              Jones, 1993 to 2001;                            company), since 1993; formerly,
                                              President, Securities                           Director, Boston Financial Group
                                              Industry Association ("SIA")                    (real estate and tax shelters),
                                              (securities industry's                          1993 to 1999.
                                              representative in government
                                              relations and regulatory
                                              matters at the federal and
                                              state levels), 1974 to 1992;
                                              Adviser to SIA, November 1992
                                              to November 1993.

William E. Rulon (74)        Trustee since    Retired; formerly, Senior            62         Formerly, Director, Pro-Kids Golf
                             2000             Vice President, Foodmaker,                      and Learning Academy (teach golf
                                              Inc. (operator and franchiser                   and computer usage to "at risk"
                                              of restaurants) until January                   children), 1998 to 2006; formerly,
                                              1997.                                           Director, Prandium, Inc.
                                                                                              (restaurants), from March 2001 to
                                                                                              July 2002.

Cornelius T Ryan (75)        Trustee since    Founding General Partner,            62         None.
                             2000             Oxford Partners and Oxford
                                              Bioscience Partners (venture
                                              capital partnerships) and
                                              President, Oxford Venture
                                              Corporation since 1981.

                                                                               NUMBER OF
                                                                                FUNDS IN
   INDEPENDENT TRUSTEES       POSITION AND                                    FUND COMPLEX
                             LENGTH OF TIME                                   OVERSEEN BY      OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)       PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)          FUND COMPLEX BY TRUSTEE
---------------------------  --------------   ------------------------------  -------------   ----------------------------------
Tom D. Seip (57)             Trustee since    General Partner, Seip                62         Director, H&R Block, Inc.
                             2000; Lead       Investments LP (a private                       (financial services company),
                             Independent      investment partnership);                        since May 2001; Chairman,
                             Trustee          formerly, President and CEO,                    Compensation Committee, H&R Block,
                             beginning 2006   Westaff, Inc. (temporary                        Inc. since 2006; Director, America
                                              staffing), May 2001 to                          One Foundation since 1998;
                                              January 2002; Senior                            formerly, Chairman, Governance and
                                              Executive at the Charles                        Nominating Committee, H&R Block,
                                              Schwab Corporation from 1983                    Inc., 2004 to 2006; formerly,
                                              to 1998, including Chief                        Director, Forward Management, Inc.
                                              Executive Officer, Charles                      (asset management company), 1999
                                              Schwab Investment Management,                   to 2006; formerly Director, E-Bay
                                              Inc. and Trustee, Schwab                        Zoological Society, 1999 to 2003;
                                              Family of Funds and Schwab                      formerly, Director General Magic
                                              Investments from 1997 to 1998                   (voice recognition software), 2001
                                              and Executive Vice                              until 2002; formerly, Director,
                                              President--Retail Brokerage,                    E-Finance Corporation (credit
                                              Charles Schwab Investment                       decisioning services), 1999 to
                                              Management, 1994 to 1997.                       2003; formerly, Director,
                                                                                              Save-Daily.com (micro investing
                                                                                              services), 1999 to 2003.

Candace L. Straight (59)     Trustee since    Private investor and                 62         Director, Montpelier Re (reinsurance
                             1999             consultant specializing in the                  company) since 2006; Director,
                                              insurance industry; formerly,                   National Atlantic Holdings
                                              Advisory Director, Securitas                    Corporation (property and casualty
                                              Capital LLC (a global private                   insurance company) since 2004;
                                              equity investment firm                          Director, The Proformance Insurance
                                              dedicated to making                             Company (property and casualty
                                              investments in the insurance                    insurance company), since March
                                              sector) 1998 until December                     2004; formerly, Director, Providence
                                              2003.                                           Washington (property and casualty
                                                                                              insurance company), December 1998 to
                                                                                              March 2006; formerly, Director,
                                                                                              Summit Global Partners (insurance
                                                                                              brokerage firm), October 2000 to
                                                                                              2005.

Peter P. Trapp (62)          Trustee since    Regional Manager for Atlanta         62         None.
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              formerly, President, Ford Life
                                              Insurance Company, April 1995
                                              to August 1997.

                                                                               NUMBER OF
                                                                                FUNDS IN
   INDEPENDENT TRUSTEES       POSITION AND                                    FUND COMPLEX
                             LENGTH OF TIME                                   OVERSEEN BY      OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)       PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)          FUND COMPLEX BY TRUSTEE
---------------------------  --------------   ------------------------------  -------------   ----------------------------------
TRUSTEES WHO ARE
INTERESTED PERSONS"

Jack L. Rivkin* (66)         President and    Executive Vice President and         62         Director, Dale Carnegie and
                             Trustee since    Chief Investment Officer,                       Associates, Inc. (private company)
                             December 2002    Neuberger Berman Inc.                           since 1998; Director, Solbright
                                              (holding company) since 2002                    Inc. (private company) since 1998.
                                              and 2003, respectively;
                                              Managing Director and Chief
                                              Investment Officer, Neuberger
                                              Berman, since 2005 and 2003,
                                              respectively; formerly
                                              Executive Vice President,
                                              Neuberger Berman, December
                                              2002 to 2005;  Director and
                                              Chairman, NB Management since
                                              December 2002; formerly,
                                              Executive Vice President,
                                              Citigroup Investments, Inc.
                                              from September 1995 to
                                              February 2002; formerly,
                                              Executive Vice President,
                                              Citigroup Inc. from September
                                              1995 to February 2002.

Peter E. Sundman* (48)       Chairman of      Executive Vice President,            62         Director and Vice President,
                             the Board,       Neuberger Berman Inc.                           Neuberger & Berman Agency, Inc.
                             Chief            (holding company) since                         since 2000; formerly, Director,
                             Executive        1999;  Head of Neuberger                        Neuberger Berman Inc. (holding
                             Officer and      Berman Inc. 's Mutual Funds                     company) from October 1999 through
                             Trustee since    and Institutional Business                      March 2003; Trustee, Frost Valley
                             2000;            (since 1999) and                                YMCA; Trustee, College of
                             President and    Institutional Business (1999                    Wooster.
                             Chief            to October 2005); responsible
                             Executive        for Managed Accounts Business
                             Officer from     and intermediary distribution
                             1998 to 2000     since October 1999;
                                              President and Director, NB
                                              Management since 1999;
                                              Managing Director, Neuberger
                                              Berman since 2005; formerly,
                                              Executive Vice President,
                                              Neuberger Berman 1999 to
                                              December 2005; formerly,
                                              Principal, Neuberger Berman,
                                              1997 to 1999; formerly,
                                              Senior Vice President, NB
                                              Management, 1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, the master fund and its associated feeder funds are counted as a single portfolio.

*Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management, Neuberger Berman and/or Lehman Brothers Asset Management.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

Andrew B. Allard (45)       Anti-Money Laundering         Senior Vice President, Neuberger Berman, LLC since 2006;
                            Compliance Officer since      Deputy General Counsel, Neuberger Berman, LLC since 2004;
                            2002                          formerly, Vice President, Neuberger Berman, LLC, 2000 to
                                                          2006; formerly, Associate General Counsel, Neuberger
                                                          Berman, LLC, 1999 to 2004; Anti-Money Laundering
                                                          Compliance Officer, seventeen registered investment
                                                          companies for which NB Management acts as investment
                                                          manager and administrator (seven since 2002, three
                                                          since 2003, four since 2004, one since 2005 and two
                                                          since 2006).

Michael J. Bradler (37)     Assistant Treasurer since     Vice President, Neuberger Berman, LLC since 2006;
                            2005                          Employee, NB Management since 1997; Assistant
                                                          Treasurer, seventeen registered investment companies
                                                          for which NB Management acts as investment manager
                                                          and administrator (fifteen since 2005 and two since
                                                          2006).

Claudia A. Brandon (50)     Secretary since 1985          Senior Vice President, Neuberger Berman, LLC since 2007;
                                                          Vice President-Mutual Fund Board Relations, NB
                                                          Management since 2000 and Assistant Secretary since
                                                          2004; formerly, Vice President, Neuberger Berman, LLC,
                                                          2002 to 2006 and Employee since 1999; Secretary,
                                                          seventeen registered investment companies for which NB
                                                          Management acts as investment manager and
                                                          administrator (three since 1985, four since 2002,
                                                          three since 2003, four since 2004, one since 2005 and
                                                          two since 2006).

Robert Conti (50)           Vice President since 2000     Managing Director, Neuberger Berman, LLC since 2007;
                                                          formerly, Senior Vice President, Neuberger Berman, LLC
                                                          2003 to 2006; formerly, Vice President, Neuberger
                                                          Berman, LLC, 1999 to 2003; Senior Vice President, NB
                                                          Management since 2000; Vice President, seventeen
                                                          registered investment companies for which NB
                                                          Management acts as investment manager and
                                                          administrator (three since 2000, four since 2002,
                                                          three since 2003, four since 2004, one since 2005 and
                                                          two since 2006).

Brian J. Gaffney (53)       Vice President since 2000     Managing Director, Neuberger Berman, LLC since 1999;
                                                          Senior Vice President, NB Management since 2000; Vice
                                                          President, seventeen registered investment companies
                                                          for which NB Management acts as investment manager
                                                          and administrator (three since 2000, four since 2002,
                                                          three since 2003, four since 2004, one since 2005 and
                                                          two since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since     Senior Vice President, Neuberger Berman, LLC since 2002;
                            2005 (only for purposes of    Deputy General Counsel and Assistant Secretary,
                            sections 307 and 406 of the   Neuberger Berman, LLC since 2001; Secretary and
                            Sarbanes-Oxley Act of 2002)   General Counsel, NB Management since
                                                          2004; Chief Legal Officer (only for purposes of
                                                          sections 307 and 406 of the Sarbanes-Oxley Act of
                                                          2002), seventeen registered investment companies for
                                                          which NB Management acts as investment manager and
                                                          administrator (fifteen since 2005 and two since 2006).

Sheila R. James (41)        Assistant Secretary since     Assistant Vice President, Neuberger Berman, LLC since 2007
                            2002                          and Employee since 1999; Assistant Secretary,
                                                          seventeen registered investment companies for which NB
                                                          Management acts as investment manager and
                                                          administrator (seven since 2002, three since 2003,
                                                          four since 2004, one since 2005 and two since 2006).


Kevin Lyons (51)            Assistant Secretary since     Employee, Neuberger Berman, LLC since 1999; Assistant
                            2003                          Secretary, seventeen registered investment companies
                                                          for which NB Management acts as investment manager
                                                          and administrator (ten since 2003, four since 2004,
                                                          one since 2005 and two since 2006).

John M. McGovern (37)       Treasurer and Principal       Senior Vice President, Neuberger Berman, LLC since 2007;
                            Financial and Accounting      formerly, Vice President, Neuberger Berman, LLC, 2004 to
                            Officer since 2005; prior     2006; Employee, NB Management since 1993; Treasurer
                            thereto, Assistant            and Principal Financial and Accounting Officer,
                            Treasurer since 2002          seventeen registered investment companies for which NB
                                                          Management acts as investment manager and
                                                          administrator (fifteen since 2005 and two since 2006);
                                                          formerly, Assistant Treasurer, fifteen registered
                                                          investment companies for which NB Management acts as
                                                          investment manager and administrator, 2002 to 2005.

Frank Rosato (36)           Assistant Treasurer since     Vice President, Neuberger Berman, LLC since 2006;
                            2005                          Employee, NB Management since 1995; Assistant
                                                          Treasurer, seventeen registered investment companies
                                                          for which NB Management acts as investment manager
                                                          and administrator (fifteen since 2005 and two since
                                                          2006).

Frederic B. Soule (61)      Vice President since 2000     Senior Vice President, Neuberger Berman, LLC since 2003;
                                                          formerly, Vice President, Neuberger Berman, LLC, 1999 to
                                                          2003; Vice President, seventeen registered investment
                                                          companies for which NB Management acts as investment
                                                          manager and administrator (three since 2000, four
                                                          since 2002, three since 2003, four since 2004, one
                                                          since 2005 and two since 2006).

Chamaine Williams (35)      Chief  Compliance   Officer   Senior Vice President, Lehman Brothers Inc. since
                            since 2005                    2007; formerly, Vice President, Lehman Brothers Inc.,
                                                          2003 to 2006; Chief Compliance Officer, seventeen
                                                          registered investment companies for which NB
                                                          Management acts as investment manager and
                                                          administrator (sixteen since 2005 and one since 2006); Chief
                                                          Compliance Officer, Lehman Brothers Asset Management Inc.
                                                          since 2003; Chief Compliance Officer, Lehman Brothers
                                                          Alternative Investment Management LLC since 2003;
                                                          formerly, Vice President, UBS Global Asset Management
                                                          (US) Inc. (formerly, Mitchell Hutchins Asset
                                                          Management, a wholly-owned subsidiary of PaineWebber
                                                          Inc.), 1997 to 2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the

     Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

THE BOARD OF TRUSTEES

         The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Independent Trustees. The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

                  Audit Committee. The Audit Committee's purposes are generally
(a) to oversee the Funds' accounting and financial reporting processes and their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firm; and (e) to act as a liaison between the Funds' independent registered public accounting firm and the full Board. The independent registered public accounting firm for each Fund shall report directly to the Audit Committee. The Audit Committee has delegated authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund's independent registered public accounting firm to the Chairman of the Audit Committee. The Audit Committee is composed entirely of Independent Trustees; its members are John Cannon, Howard
A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. Members of the Audit Committee receive additional compensation for serving on this committee. During the fiscal year ended December 31, 2006, the Committee met 6 times.

                  Ethics and Compliance Committee. The Ethics and Compliance Committee oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Fund's implementation and enforcement of its compliance policies and procedures; (b) compliance with the Fund's Codes of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Trustees), and (c) the activities of the Fund's Chief Compliance Officer. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, sub-adviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and code of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Trust's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Trust and its Service Providers. The Committee members are John Cannon (Chairman), Faith Colish, C. Anne Harvey and Edward I. O'Brien. All members are Independent Trustees. The Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Codes of Ethics and the required annual certifications from the Trust, NB Management, Neuberger Berman and Lehman Brothers Asset Management. During the fiscal year ended December 31, 2006, the Committee met 4 times.

                  Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Trustees annually consider whether to renew each Fund's principal contractual arrangements. For each Fund, its members are Faith Colish (Chairwoman), Robert
A. Kavesh, William E. Rulon and Candace L. Straight. During the fiscal year ended December 31, 2006, the Committee held 2 meetings.

                  Executive Committee. The Executive Committee is responsible for acting in an emergency when the full Board is not available. It has all the powers of the Trustees when the Trustees are not in session to the extent permitted by Delaware law. Its members are John Cannon, Howard A. Mileaf, Edward
I. O'Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Trustees. During the fiscal year ended December 31, 2006, the Committee did not meet.

                  Governance and Nominating Committee. The Governance and Nominating Committee is responsible for (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Trustees, including as Independent Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Howard A. Mileaf and Tom D. Seip. The Governance and Nominating Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Advisers Management Trust, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. During the fiscal year ended December 31, 2006, the Committee met 2 times.

                  Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee from time to time reviews, among other things, data on the quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman Lehman Brothers Asset Management and Lehman Brothers Inc. to the Funds and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability, reports prepared by third party consultants regarding the execution of the Funds' trades and the consideration given to alternative trading systems. All members except for Mr. Rivkin are Independent Trustees; its members are Faith Colish,

Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace
L. Straight (Chairwoman). During the fiscal year ended December 31, 2006, the Committee met 4 times.

                  Insurance Committee. The Insurance Committee's primary purpose is to evaluate prospective user insurance companies. The Committee reviews financial statements and other available data the Committee deems appropriate concerning the financial strength and operation practices of insurance companies seeking to enter into agreements with the Funds or its principal underwriter in relation to such insurance companies' investment or proposed investment in the Funds. In addition, its members are consulted by the Trust's officers and NB Management in the event a user insurance company encounters financial difficulties so as to determine the effect on the Trust and the possibility that the insurance company's separate account assets would be withdrawn from the Trust. Its members are C. Anne Harvey, Candace L. Straight and Peter P. Trapp (Chairman). During the fiscal year ended December 31, 2006, the Committee did not formally meet but considered information regarding several companies throughout close of the fiscal year that were ratified and/or approved by the full Board based on Committee recommendations.

                  Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. All members except for Mr. Rivkin are Independent Trustees; its members are Robert A. Kavesh, Edward I. O'Brien, Jack
L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). During the fiscal year ended December 31, 2006, the Committee met 2 times.

         The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         Trustees who are not managing directors, officers or employees of NB Management, Neuberger Berman Lehman Brothers Asset Management and/or the participating life insurance companies or any of their affiliates are paid Trustees' fees. For the year ended December 31, 2006, a total of $285,340 in fees was paid to the Trustees as a group by the Trust and a total of $1,193,432 in fees was paid to the Trustees as a group by the fund complex.

         The following table sets forth information concerning the compensation of the trustees of the Trust. The Trust does not have any retirement plan for its trustees.

                              TABLE OF COMPENSATION
                         FOR FISCAL YEAR ENDED 12/31/06

                                               Aggregate
                                              Compensation        Total Compensation from Investment
                                         from the Trust for the   Companies in the Neuberger Berman
                                           fiscal year ended       Fund Complex Paid to Trustees for
Name and Position with the Trust                12/31/06             Calendar Year Ended 12/31/06
-------------------------------------    ----------------------   ----------------------------------
INDEPENDENT TRUSTEES

John Cannon                                     $     26,515                $  109,719
Trustee

Faith Colish                                    $     24,834                $  102,864
Trustee

C. Anne Harvey                                  $     24,834                $  102,864
Trustee

Robert A. Kavesh                                $     24,834                $  102,864
Trustee

Michael M. Knetter                                       N/A*               $    6,077
Trustee

Howard A. Mileaf                                $     26,515                $  109,719
Trustee

George W. Morriss                                        N/A*               $    6,375
Trustee

Edward I. O'Brien                               $     24,834                $  102,864
Trustee

William E. Rulon                                $     24,834                $  102,864
Trustee

Cornelius T. Ryan                               $     27,466                $  113,645
Trustee

Tom D. Seip                                     $     31,000                $  128,341
Trustee

Candace L. Straight                             $     24,834                $  102,864
Trustee

Peter P. Trapp                                  $     24,840                $  102,372
Trustee

TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                                  $          0                $        0
Trustee

Peter E. Sundman                                $          0                $        0
Trustee

----------

* Mr. Knetter and Mr. Morriss became Fund Trustees on February 28, 2007. They served on the board of another fund in the Neuberger Berman Fund Complex during part of 2006.

OWNERSHIP OF SECURITIES

         On April 1, 2007, the Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

         Set forth below is the dollar range of equity securities owned by each Trustee.

                                        DOLLAR RANGE OF EQUITY       AGGREGATE DOLLAR RANGE OF EQUITY
                                        SECURITIES IN NEUBERGER   SECURITIES IN ALL REGISTERED INVESTMENT
                                            BERMAN ADVISERS          COMPANIES OVERSEEN BY TRUSTEE IN
                                           MANAGEMENT TRUST           FAMILY OF INVESTMENT COMPANIES
           NAME OF TRUSTEE              AS OF DECEMBER 31, 2006           AS OF DECEMBER 31, 2006
-------------------------------------   -----------------------   ---------------------------------------
INDEPENDENT TRUSTEES
John Cannon                                      None                          Over $100,000
Faith Colish                                     None                          Over $100,000
C. Anne Harvey                                   None                        $50,001-$100,000
Robert A. Kavesh                                 None                         $10,001-$50,000
Michael M. Knetter                               None                              None
Howard A. Mileaf                                 None                          Over $100,000
George W. Morriss                                None                        $10,001 - $50,000
Edward I. O'Brien                                None                          Over $100,000
William E. Rulon                                 None                          Over $100,000
Cornelius T. Ryan                                None                          Over $100,000
Tom D. Seip                                      None                          Over $100,000
Candace L. Straight                              None                          Over $100,000
Peter P. Trapp                                   None                          Over $100,000
TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                                   None                              None
Peter E. Sundman                                 None                          Over $100,000

INDEPENDENT TRUSTEES OWNERSHIP OF SECURITIES

         No Independent Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity, Lehman Brothers Asset Management or Lehman Brothers Holdings Inc. ("Lehman"), which controls the Neuberger Berman entities.

                        NAME OF
                       OWNERS AND
                      RELATIONSHIP             TITLE OF    VALUE OF    PERCENTAGE
NAME OF TRUSTEE        TO TRUSTEE    COMPANY    CLASS     SECURITIES    OF CLASS
-------------------   ------------   -------   --------   ----------   ---------
John Cannon               N/A          N/A       N/A          $0          N/A
Faith Colish              N/A          N/A       N/A          $0          N/A
C. Anne Harvey            N/A          N/A       N/A          $0          N/A
Robert A. Kavesh          N/A          N/A       N/A          $0          N/A
Michael M. Knetter        N/A          N/A       N/A          $0          N/A
Howard A. Mileaf          N/A          N/A       N/A          $0          N/A
George W. Morriss         N/A          N/A       N/A          $0          N/A
William E. Rulon          N/A          N/A       N/A          $0          N/A
Cornelius T. Ryan         N/A          N/A       N/A          $0          N/A
Tom D. Seip               N/A          N/A       N/A          $0          N/A
Candace L. Straight       N/A          N/A       N/A          $0          N/A
Peter P. Trapp            N/A          N/A       N/A          $0          N/A

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Shares of the Funds are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued through separate accounts of life insurance companies (the "Life Companies") and Qualified Plans. As of April 1, 2007, the separate accounts of the Life Companies and Qualified Plans were known to the Board of Trustees and the management of the Trust to own of record all shares of the Fasciano, Growth, Guardian, High Income Bond, International, Mid-Cap Growth, Partners, Regency, Short Duration Bond and Socially Responsive Portfolios of the Trust and approximately 99% of the shares of the Balanced Portfolio of the Trust. There were no shareholders of the International Large Cap and Real Estate Portfolios as of the same date. A control person may be able to take actions regarding a Fund without the consent or approval of shareholders.

         As of April 1, 2007, separate accounts of the following Life Companies and Qualified Plans owned of record or beneficially 5% or more of the shares of the following Funds:

                                                                                     PERCENTAGE
                                                                  NUMBER OF SHARES   OF SHARES
FUND                                      ADDRESS                       HELD            HELD
--------------------------  -----------------------------------   ----------------   ----------
BALANCED                    VARIABLE LIFE ACCT 1                      2,283,104.66        37.35%
CLASS I                     600 DRESHER RD # C3D
                            HORSHAM PA  19044-2204

                            VARIABLE LIFE ACCT 1                      1,252,803.61        20.49%
                            600 DRESHER RD #  C3D
                            HORSHAM PA 19044-2204

                            NATIONWIDE INSURANCE CO                   1,055,762.70        17.27%
                            C/O SECURITY BENEFIT LIFE INS
                            IPO BOX 182029
                            COLUMBUS OH 43218-2029

                            NATIONWIDE LIFE                             429,983.39         7.03%
                            FINANCIAL HORIZONS ACCT 1
                            IPO BOX 182029
                            COLUMBUS OH  43218-2029

                            NATIONWIDE VARIABLE LIFE                    415,778.53         6.80%
                            GROWTH PORTFOLIO
                            IPO BOX 182029
                            COLUMBUS OH  43218-2029

FASCIANO                    NATIONWIDE LIFE VARIABLE                    424,302.19        24.57%
CLASS S                     GROWTH PORTFOLIO
                            IPO BOX 182029
                            COLUMBUS OH  43218-2029

                            NATIONAL LIFE INSURANCE CO                  347,002.54        20.09%
                            FBO SENTINEL ADVANTAGE
                            ATTN PENNY DOOLEY M415
                            1 NATIONAL LIFE DRIVE
                            MONTPELIER VT  05604-0001

                            NATIONAL LIFE INSURANCE CO                  164,634.02         9.53%
                            FBO VARITRAK
                            ATTN PENNY DOOLEY M415
                            1 NATIONAL LIFE DRIVE
                            MONTEPELIER VT 05604-0001

                            PRINCIPAL LIFE INSURANCE CO                 156,860.44         9.08%
                            BENEFIT VARIABLE UNIVERSAL LIFE
                            711 HIGH ST
                            DES MOINES IA 50392-9992

                            NATIONWIDE LIFE INSURANCE CO                133,353.90         7.72%
                            NWVLI-4
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

                            NATIONWIDE INSURANCE CO                     119,075.95         6.89%
                            NWVA9
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

GROWTH                      NATIONWIDE LIFE VARIABLE                  8,538,275.03        83.98%
CLASS I                     GROWTH PORTFOLIO
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

                            NATIONWIDE VARIABLE LIFE                  1,098,133.48        10.80%
                            GROWTH PORTFOLIO
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

                                                                                     PERCENTAGE
                                                                  NUMBER OF SHARES   OF SHARES
FUND                                      ADDRESS                       HELD            HELD
--------------------------  -----------------------------------   ----------------   ----------
GUARDIAN                    NATIONWIDE LIFE INSURANCE CO              4,499,386.41        62.02%
CLASS I                     NWVA-9
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

                            NATIONWIDE LIFE VARIABLE                    874,900.34        12.06%
                            GROWTH PORTFOL8IO
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

                            NATIONWIDE LIFE INSURANCE CO                654,369.21         9.02%
                            NWVLI-4
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

GUARDIAN                    PHOENIX LIFE INSURANCE CO                   160,803.89        70.90%
CLASS S                     31 TECH VALLEY DR
                            E GREENBUSH NY 12061-4134

                            ANNUITY INVESTORS LIFE                       30,419.31        13.41%
                            INSURANCE CO
                            ATTN JOHN BURRESS
                            580 WALNUT STREET
                            CINCINNATI OH  45202-3110

                            PHOENIX LIFE INSURANCE CO                    26,122.25        11.51%
                            31 TECH VALLEY DR
                            E GREENBUSH NY 12061-4134

HIGH INCOME BOND CLASS S    NEUBERGER BERMAN LLC                        339,288.87        53.10%
                            AMT REAL ESTATE FUND
                            ATTN NICOLE ZELLER
                            605 THIRD AVENUE
                            NEW YORK NY  10158-0180

                            PRINCIPLE LIFE INSURANCE CO                 271,082.69        42.42%
                            ATTN LIFE & HEALTH ACCOUNTING
                            G-008-N20
                            711 HIGH STREET
                            DES MOINES IA  50392-9992

                                                                                     PERCENTAGE
                                                                  NUMBER OF SHARES   OF SHARES
FUND                                      ADDRESS                       HELD            HELD
--------------------------  -----------------------------------   ----------------   ----------
INTERNATIONAL CLASS S       IDS LIFE INSURANCE COMPANY               13,555,455.28        49.40%
                            222 AXP FINANCIAL CENTER
                            MINNEAPOLIS MN 55474-0001

                            NATIONWIDE LIFE VARIABLE                 11,725,817.83        42.73%
                            GROWTH PORTFOLIO
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

SHORT DURATION              NATIONWIDE LIFE VARIABLE                 20,462,946.31        56.89%
BOND CLASS I                GROWTH PORTFOLIO
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

                            NATIONWIDE LIFE INSURANCE CO             4,173,273.53         11.60%
                            NWVA-9
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

                            AMERICAN UNITED LIFE INS CO               4,076,211.06        11.33%
                            VARIABLE ANNUITY UNIT TRUST 1
                            ONE AMERICAN SQUARE
                            P.O. BOX 1995
                            INDIANAPOLIS IN  46206-9102

MID CAP GROWTH              LINCOLN NATIONAL LIFE INS CO             17,608,595.83        61.03%
CLASS I                     WELLS FARGO B SHARE EGMDB ACCT W
                            ATTN MARGARET WALLACE 6H-02
                            1300 SOUTH CLINTON STREET
                            FORT WAYNE IN  46802-3506

                            NATIONWIDE LIFE INSURANCE CO              6,783,808.08        23.51%
                            NWVA-4
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

                            NATIONWIDE LIFE INSURANCE CO              1,799,122.09         6.23%
                            NWVLI-4
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

MID CAP GROWTH              NEW YORK LIFE INSURANCE AND               1,319,626.92        74.21%
CLASS S                     ANNUITY CORP (NYLIAC)
                            ATTN ASHESH UPADHYAY
                            169 LACKAWANNA AVENUE
                            PARSIPPANY NJ  07054-1007

                            NATIONWIDE VARIABLE LIFE                    381,687.27        21.46%
                            GROWTH PORTFOLIO
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

                                                                                     PERCENTAGE
                                                                  NUMBER OF SHARES   OF SHARES
FUND                                      ADDRESS                       HELD            HELD
--------------------------  -----------------------------------   ----------------   ----------
PARTNERS                    NATIONWIDE LIFE VARIABLE                 9,207,112.970        32.28%
CLASS I                     GROWTH PORTFOLIO
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

                            NATIONWIDE LIFE INSURANCE CO             6,906,314.990        24.21%
                            NWVA-9
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

                            AIG LIFE INSURANCE COMPANY               1,686,267.130         5.91%
                            ATTN ED BACON
                            PO BOX 667
                            WILMINGTON DE 19899-0667

REAL ESTATE                 NEUBERGER BERMAN LLC                               1.0          100%
CLASS S                     AMT REAL ESTATE FUND
                            ATTN NICOLE ZELLER
                            605 THIRD AVENUE
                            NEW YORK NY  10158-0180

REGENCY                     LINCOLN NATIONAL LIFE INS CO            12,840,571.070        86.79%
CLASS I                     WELLS FARGO B SHARE EGMDB ACCT W
                            ATTN MARGARET WALLACE 6H-02
                            1300 SOUTH CLINTON STREET
                            FORT WAYNE IN  46802-3506

SOCIALLY                    NATIONWIDE LIFE VARIABLE                17,046,012.940        89.13%
RESPONSIVE                  GROWTH PORTFOLIO
CLASS I                     C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

SOCIALLY                    SECURITY BENEFIT LIFE                    3,968,479.780        74.28%
RESPONSIVE                  FBO SBL VARIFLEX LS NAVISYS
CLASS S                     1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-1000

                            SECURITY BENEFIT LIFE                      296,039.650         5.54%
                            FBO SBL VARIFLEX LS NAVISYS
                            C/O VARIABLE ANNUITY DEPT
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-1000

                            SECURITY BENEFIT LIFE                      269,197.710         5.03%
                            VARIFLEX Q OMNI
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-1000

         These Life Companies are required to vote Fund shares in accordance with instructions received from owners of Variable Contracts funded by separate accounts with respect to separate accounts of these Life Companies that are registered with the Securities and Exchange Commission as unit investment trusts.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

         NB Management serves as each Fund's investment manager pursuant to a Management Agreement ("Management Agreement") dated November 3, 2003. From May 1, 1995 through April 30, 2000, NB Management served as the investment manager of the corresponding master series of Advisers Managers Trust in which each Fund invested its net investable assets.

         The Management Agreement provides in substance that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for each Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, but NB Management has no current plans to pay a material amount of such compensation.

         NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and personnel necessary to perform executive, administrative, and clerical functions and pays all salaries, expenses, and fees of the officers, Trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Several individuals who are directors, officers or employees of NB Management and/or Neuberger Berman also serve as Trustees and/or officers of the Trust. See "Trustees and Officers." NB Management provides similar facilities and services to each Fund pursuant to administration agreements dated November 3, 2003 for both the Class I shares and the S Class shares (each, an "Administration Agreement").

MANAGEMENT AND ADMINISTRATION FEES

         For investment management services, Balanced, Growth, Guardian, International Large Cap, Mid-Cap Growth, Partners, Regency and Socially Responsive Portfolios each pays NB Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Fasciano Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million and 0.725% of average daily net assets in excess of $2.5 billion. International Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Short Duration Bond Portfolio pays NB Management a fee for investment management services at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of the Fund's average daily net assets in excess of $2 billion. Real Estate Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the Fund's average daily net assets. High Income Bond Portfolio pays NB Management a fee for investment management services at the annual rate of 0.48% of the Fund's average daily net assets.

         For administrative services, each Fund (except Short Duration Bond Portfolio) pays NB Management a fee at the annual rate of 0.30% of that Fund's average daily net assets. For administrative services, Short Duration Bond Portfolio pays NB Management a fee at the annual rate of 0.40% of average daily net assets. In addition, each Fund pays certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses.

         During the fiscal years ended December 31, 2006, 2005 and 2004, each Fund accrued management and administration fees as follows.

                                         MANAGEMENT AND ADMINISTRATION FEES
                                              ACCRUED FOR FISCAL YEARS
                                                  ENDED DECEMBER 31
                                   -----------------------------------------------
FUND                                   2006            2005              2004
--------------------------------   -------------   -------------     -------------
Balanced Portfolio                 $     629,457   $     643,797     $     700,065
Fasciano Portfolio                 $     253,416   $     202,043     $     107,914
Growth Portfolio                   $   1,534,739   $   1,656,430     $   1,729,897
Guardian Portfolio                 $   1,379,992   $   1,429,721     $   1,409,577
High Income Bond Portfolio         $      35,314   $      26,589     $       6,985*
International Portfolio            $   1,435,836   $      27,576**             N/A
Mid-Cap Growth Portfolio           $   5,702,491   $   4,730,386     $   4,072,112
Partners Portfolio                 $   5,574,155   $   5,405,157     $   5,137,041
Regency Portfolio                  $   2,128,653   $   1,566,279     $     774,759
Short Duration Bond Portfolio      $   2,295,325   $   2,139,927     $   2,035,808
Socially Responsive Portfolio***   $   1,539,924   $     262,116     $     104,744

----------
*    From September 15, 2004 (commencement of operations) to December 31, 2004.
**   From April 29, 2005 (commencement of operations) to December 31, 2005.

***  Class S of Socially Responsive Portfolio commenced operations on
     May 1, 2006.

         The Management Agreement continues until October 31, 2007 and the Administration Agreements continue with respect to each Fund for a period of two years after the date the Fund became subject thereto. Each Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not "interested persons" of NB Management or the Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund. Each Agreement is terminable with respect to a Fund without penalty on 60 days' prior written notice either by the Trust or by NB Management.

EXPENSE LIMITATIONS

         Balanced, Growth, Guardian (Class I), Short Duration Bond, Mid-Cap Growth (Class I) and Partners Portfolios. NB Management has contractually undertaken to limit the Funds' expenses through December 31, 2010 by reimbursing each Fund for its total operating expenses (excluding the compensation of NB Management, taxes, interest, extraordinary expenses, brokerage commissions and transaction costs), that exceed, in the aggregate, 1.00% per annum of the Fund's average daily net asset value.

         Each Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause total operating expenses (exclusive of taxes, interest, brokerage commissions, transaction costs and extraordinary expenses for all Funds and compensation of NB Management in the case of Balanced, Growth, Partners and Limited Maturity Portfolios) to exceed an annual rate of 1.00%; and the reimbursements are made within three years after the year in which NB Management incurred the expense.

         Fasciano, Guardian (Class S), Mid-Cap Growth (Class S), International and Regency (Class S) Portfolios. NB Management has contractually undertaken to limit the expenses of S Class shares through December 31, 2010 by reimbursing each Fund for its total operating expenses, including compensation to NB Management, but excluding taxes, interest, extraordinary expenses, transaction costs and brokerage commissions, that exceed, in the aggregate, 1.25% for Guardian and Mid-Cap Growth Portfolios, 1.40% for Fasciano Portfolio and 2.00% for International Portfolio per annum of the Class's average daily net asset value. Each Fund has in turn contractually undertaken to repay NB Management from S Class assets for the excess operating expenses borne by NB Management, so long as the Class's annual operating expenses during that period (exclusive of taxes, interest, extraordinary expenses and brokerage commissions) does not exceed 1.25% for Guardian and Mid-Cap Growth Portfolios, 1.40% for Fasciano Portfolio and 2.00% for International Portfolio per year of the Class's average daily net asset value, and further provided that the reimbursements are made within three years after the year in which NB Management incurred the expense.

         NB Management has contractually undertaken to limit the expenses of S Class shares through December 31, 2017 by reimbursing Regency Portfolio for its total operating expenses, including compensation to NB Management, but excluding taxes, interest, extraordinary expenses, transaction costs and brokerage commissions, that exceed, in the aggregate, 1.25% for Regency Portfolio per annum of the Class's average daily net asset value. Regency Portfolio has in turn contractually undertaken to repay NB Management from S Class assets through December 31, 2015 for the excess operating expenses borne by NB Management, so long as the Class's annual operating expenses during that period (exclusive of taxes, interest, extraordinary expenses, transaction costs and brokerage commissions) does not exceed 1.25% per year of the Class's average daily net asset value, and further provided that the reimbursements are made within three years after the year in which NB Management incurred the expense.

         International Large Cap Portfolio (Class S). NB Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of Class S of the Fund through December 31, 2010, so that the total annual operating expenses of Class S of the Fund are limited to 1.30% of the Class's average daily net asset value. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed that Class S will repay NB Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 1.30% of its average daily net asset value. Any such repayment must be made within three years after the year in which NB Management incurred the expense. At its discretion, NB Management may also voluntarily waive certain fees of the Fund.

         Regency Portfolio (Class I). NB Management has contractually undertaken to limit the Fund's expenses through December 31, 2010 by reimbursing the Fund for its total operating expenses, including compensation to NB Management, but excluding taxes, interest, extraordinary expenses and brokerage commissions, and transaction costs that exceed, in the aggregate, 1.50% per annum of the Fund's average daily net asset value. The Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause total operating expenses (exclusive of taxes, interest, extraordinary expenses and brokerage commissions) to exceed an annual rate of 1.50% of the Fund's average daily net asset value; and the reimbursements are made within three years after the year in which NB Management incurred the expense.

         Socially Responsive (Class I) Portfolio. NB Management has contractually undertaken to limit the Fund's expenses through December 31, 2010 by reimbursing the Fund for its total operating expenses and brokerage commissions that exceed, in the aggregate, 1.30% per annum of the Fund's average daily net asset value. The Fund has contractually undertaken to repay NB Management for the excess operating expenses borne by NB Management, so long as the Fund's annual operating expenses during that period (exclusive of taxes, interest, extraordinary expenses and brokerage commissions) does not exceed 1.30% of the Fund's average daily net asset value and further provided that reimbursements are made within three years after the year in which NB Management incurred the expense.

         Socially Responsive (Class S) Portfolio. NB Management has contractually undertaken to limit the Fund's expenses through December 31, 2010 by reimbursing the Fund for its total operating expenses and brokerage commissions that exceed, in the aggregate, 1.17% per annum of the Fund's average daily net asset value. The Fund has contractually undertaken to repay NB Management for the excess operating expenses borne by NB Management, so long as the Fund's annual operating expenses during that period (exclusive of taxes, interest, extraordinary expenses and brokerage commissions) does not exceed 1.17% of the Fund's average daily net asset value and further provided that reimbursements are made within three years after the year in which NB Management incurred the expense.

         Real Estate Portfolio. NB Management has contractually undertaken to limit the Fund's expenses through December 31, 2010 by reimbursing the Fund for its total operating expenses, including compensation to NB Management, but excluding taxes, interest, extraordinary expenses and brokerage commissions, that exceed, in the aggregate, 1.75% per annum of the Fund's average daily net asset value. The Fund has in turn contractually undertaken to repay NB Management for the excess operating expenses borne by NB Management, so long as the Fund's annual operating expenses during that period (exclusive of taxes, interest, extraordinary expenses and brokerage commissions) does not exceed 1.75% of the Fund's average daily net asset value, and further provided that reimbursements are made within three years after the year in which NB Management incurred the expense.

         High Income Bond Portfolio. NB Management has contractually undertaken to limit the Fund's expenses through December 31, 2010 by reimbursing the Fund for its total operating expenses (excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs), that exceed, in the aggregate, 1.10% per annum of the Fund's average daily net asset value. The Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause total operating expenses (exclusive of taxes, interest, brokerage commissions, transaction costs and extraordinary expenses) to exceed an annual rate of 1.10%; and the reimbursements are made within three years after the year in which NB Management incurred the expense.

         For the year ended December 31, 2006, NB Management reimbursed the Fasciano Portfolio $131,004, the Guardian (Class S) Portfolio $17, the High Income Portfolio $104,871, the International Portfolio $198,935, and the Socially Responsive (Class S) Portfolio $12,254. For the year ended December 31, 2005, NB Management reimbursed the Fasciano Portfolio $120,637, the Guardian Portfolio $61, the High Income Portfolio $90,516, the International Portfolio $103,834, the Regency Portfolio $954 and the Socially Responsive Portfolio $12,100. For the year ended December 31, 2004, NB Management reimbursed the Fasciano Portfolio $108,225 and the Socially Responsive Portfolio $54,057.

         For the year ended December 2006, Regency (Class S) Portfolio and Socially Responsive (Class I) Portfolio reimbursed NB Management $954 and $123,662, respectively.

SUB-ADVISERS

         NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as a sub-adviser with respect to the Balanced, Fasciano, Growth, Guardian, International, International Large Cap, Mid-Cap Growth, Partners, Real Estate, Regency and Socially Responsive Portfolios, pursuant to a sub-advisory agreement dated November 3, 2003 ("Sub-Advisory Agreement"), and Lehman Brothers Asset Management, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to the High Income Bond and Short Duration Bond Portfolios, pursuant to a sub-advisory agreement dated November 3, 2003 and an assignment and assumption agreement dated May 1, 2007 (both Neuberger Berman and Lehman Brothers Asset Management are referred to collectively as "Sub-Advisers" and individually as "Sub-Adviser", as applicable, and both sub-advisory agreements collectively, the "Sub-Advisory Agreements"). Prior to May 1, 2007, Neuberger Berman served as sub-adviser to each Fund.

         The Sub-Advisory Agreements provide in substance that the Sub-Adviser will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that the Sub-Adviser from time to time provides to its principals and employees for use in managing client accounts, as NB Management reasonably requests. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of the Sub-Adviser. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreements provide that the services rendered by the Sub-Adviser will be paid for by NB Management on the basis of the direct and indirect costs to the Sub-Adviser in connection with those services.

         The Sub-Advisory Agreements continue with respect to each Fund until October 31, 2007, and are renewable from year to year thereafter, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreements are subject to termination, without penalty, with respect to each Fund by the Trustees, or by a 1940 Act majority vote of the outstanding shares of that Fund, by NB Management, by Neuberger Berman or by Lehman Brothers Asset Management on not less than 30 nor more than 60 days' prior written notice to the appropriate Fund. The Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

MANAGEMENT AND CONTROL OF NB MANAGEMENT, NEUBERGER BERMAN AND LEHMAN BROTHERS ASSET MANAGEMENT

         NB Management, Neuberger Berman and Lehman Brothers Asset Management are wholly owned by Lehman Brothers Holdings Inc. ("Lehman") a publicly-owned holding company. The directors, officers and/or employees of NB Management and Neuberger Berman Inc., who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Jack L. Rivkin, and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Trustees and officers of the Trust. The directors, officers and/or employees of Lehman Brothers Asset Management who are deemed

"control persons," all of whom have offices at the same address as Lehman Brothers Asset Management, are: Joseph Amato, Richard W. Knee, Lori A. Loftus and Bradley C. Tank. The directors, officers and/or employees of Neuberger Berman who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman are: Peter Sundman and Robert Traversa.

         Lehman is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman's address is 745 Seventh Avenue, New York, New York 10019.

INVESTMENT COMPANIES ADVISED

         The investment decisions concerning each Fund and the other registered investment companies managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

         There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman or Lehman Brothers Asset Management are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Trustees that the desirability of each Fund having its advisory arrangements with NB Management and Neuberger Berman or Lehman Brothers Asset Management outweighs any disadvantages that may result from contemporaneous transactions.

         The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman or Lehman Brothers Asset Management, as applicable, including the Funds, the Other NB Funds and other managed accounts, and personnel of Neuberger Berman and Lehman Brothers Asset Management and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management, Neuberger Berman and Lehman Brothers Asset Management that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

                            DISTRIBUTION ARRANGEMENTS

         Balanced, Growth, Partners and Short Duration Bond Portfolios offer one class of shares designated as Class I shares. Fasciano, High Income Bond, International, International Large Cap and Real Estate Portfolios offer one Class of shares designated as Class S shares. The International Portfolio is closed to new participating life insurance companies and qualified pension and retirement plans, and is only offered to life insurance companies and qualified plans that participated in the Fund since July 31, 2006. Guardian, Mid-Cap Growth, Regency and Socially Responsive Portfolios offer two classes of shares designated as Class I and Class S shares.

DISTRIBUTOR

         NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's Class I shares on a no-load basis. Class S shares are sold with a 0.25% distribution (12b-1) fee.

         In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is each Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation (except for Class S) and bears all advertising and promotion expenses incurred in the sale of the Funds' shares. Shares of the Funds are continuously offered to variable annuity contracts or variable life insurance policies issued by participating insurance companies.

         The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to Balanced, Growth, Guardian (Class I), Mid-Cap Growth (Class I), Partners, Regency (Class I), Short Duration Bond and Socially Responsive (Class I) Portfolios and a Distribution and Shareholder Services Agreement with respect to Fasciano, Guardian (Class S), High Income Bond, International, International Large Cap, Mid-Cap Growth (Class S), Real Estate, Regency (Class S) and Socially Responsive (Class S) Portfolios. The Distribution Agreement and the Distribution and Shareholder Services Agreement ("Distribution Agreements") are dated November 3, 2003 and continue until October 31, 2007. The Distribution Agreements may be renewed annually thereafter if specifically approved by (1) the vote of a majority of the Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will automatically terminate on its assignment, in the same manner as the Management Agreement and the Sub-Advisory Agreement.

         A.       Distribution Plan (Class I)

         Balanced, Growth, Guardian, Mid-Cap Growth, Partners, Regency, Short Duration Bond and Socially Responsive Portfolios are subject to a Distribution Plan. The Distribution Plan provides that the administration fee received by NB Management from each of the Funds may be used by NB Management to reimburse itself for expenses incurred in connection with the offering of a Fund's shares. Specifically, NB Management may reimburse itself for the expenses of printing and distributing any prospectuses, reports and other literature used by NB Management, and for advertising, and other promotional activities.

         Under the Distribution Plan no separate payment is required by a Fund, it being recognized that each Fund presently pays, and will continue to pay, an administration fee to NB Management. To the extent that any payments made by a Fund to NB Management, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1 under the 1940 Act, those payments are authorized under the Distribution Plan.

         The Distribution Plan requires that NB Management provide the Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

         Prior to approving the Distribution Plan, the Trustees considered various factors relating to the implementation of the Distribution Plan and determined that there is a reasonable likelihood that the Distribution Plan will benefit the Funds and their shareholders. To the extent the Distribution Plan allows the Funds to penetrate markets to which they would not otherwise have access, the Distribution Plan may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses.

         The Distribution Plan continues until May 1, 2008. The Distribution Plan is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Trust's plans pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Distribution Plan may not be amended to (i) authorize direct payments by a Fund to finance any activity primarily intended to result in the sale of shares of that Fund or (ii) increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Trustees in the manner described above. The Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

         B.       Distribution and Shareholder Services Plan (Class S)

         Fasciano, Guardian, High Income Bond, International, International Large Cap, Mid-Cap Growth, Real Estate, Regency and Socially Responsive Portfolios are subject to a Distribution and Shareholder Services Plan (the "Plan"). The Plan provides that Fasciano,

Guardian, High Income Bond, International, International Large Cap, Mid-Cap Growth, Real Estate, Regency and Socially Responsive Portfolios will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Class S shares, and ongoing services to Class S investors in the Funds. Under the Plan, NB Management receives from the Funds a fee at the annual rate of 0.25% of that Fund's average daily net assets attributable to Class S shares (without regard to expenses incurred by Class S shares). NB Management may pay up to the full amount of this fee to third parties that make available Fund shares and/or provide services to the Fund's and their Class S shareholders. The fee paid to a third party is based on the level of such services provided. Third parties may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.

         Services may include: teleservicing support in connection with the Funds; delivery and responding to inquires with regard to Fund prospectuses and/or SAIs, reports, notices, proxies and proxy statements and other information respecting the Funds (but not including services paid for by the Trust such as printing and mailing); facilitation of the tabulation of Variable Contract owners' votes in the event of a meeting of Trust shareholders; maintenance of Variable Contract records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust, or its transfer agent as may be reasonably requested; provision of support services including providing information about the Trust and its Funds and answering questions concerning the Trust and its Funds, including questions respecting Variable Contract owners' interests in one or more Funds; provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Trust including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.

         The amount of fees paid by the Funds during any year may be more or less than the cost of distribution and other services provided to that Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

         The Plan requires that NB Management provide the Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

         Prior to approving the Plan, the Trustees considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. To the extent the Plan allows the Funds to penetrate markets to which they would not otherwise have access, the Plan may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by institutions with which shareholders have an existing relationship.

         The Plan continues until May 1, 2008. The Plan is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Trustees in the manner described above. The Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

         The Table below sets forth the amount of fees accrued for the fund indicated below:

                The Funds                       2006         2005         2004
------------------------------------------   ----------   ----------   ----------
Fasciano Portfolio S Class                   $   55,091   $   43,922   $   23,460
Guardian Portfolio S Class                   $    2,164   $      864   $      502
Real Estate Portfolio S Class*                       --           --           --
Mid-Cap Growth Portfolio  S Class            $   77,387   $   46,682   $   25,024
International Portfolio S Class**            $  312,138   $    5,995           --
International Large Cap Portfolio S Class*           --           --           --
High Income Bond Portfolio S Class***        $   11,319   $    8,522   $    2,239
Regency Portfolio S Class**                  $   44,106   $    2,821           --
Socially Responsive Portfolio S Class****    $  120,503           --           --


*        Had not commenced operations as of December 31, 2006.

**       Commenced operations on April 29, 2005.

***      Commenced operations on September 15, 2004.

****     Period from May 1, 2006 (commencement of operations) to
         December 31, 2006.

         From time to time, one or more of the Funds may be closed to new investors. Because the Plan pays for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying 12b-1 fee, even though the Fund is closed to new investors.

REVENUE SHARING (All Funds)

         NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries ("Financial Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares ("revenue sharing payments").

         Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a

Financial Intermediary's financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

         In addition, NB Management may pay for: placing the Funds on the Financial Intermediary's sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

         The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

         Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary's recommendation of the Funds or of any particular share class of the Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of a Fund.

         In addition to the compensation described above, the Funds and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees"). Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.

         NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients' accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Funds with respect to those assets.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Share Prices and Net Asset Value

         Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for each Fund is calculated by subtracting total liabilities from total assets. Each Fund's per share NAV is calculated by dividing its NAV by the number of shares outstanding and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

         The Equity Funds (except International and International Large Cap Portfolios) value securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges or quoted on NASDAQ, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Funds at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless the price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

         If there is no reported sale of such a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day. These Funds value all other securities and assets, including restricted securities, by a method that the Trustees believe accurately reflects fair value.

         International and International Large Cap Portfolios value equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees believe accurately reflects fair value.

         International and International Large Cap Portfolios' securities are traded primarily in foreign markets which may be open on days when the NYSE is closed. As a result, the NAV of the International or International Large Cap Portfolio may be significantly affected on days when shareholders have no access to that Fund. Similarly, as discussed above under "Investment Information - Additional Investment Information - Foreign Securities," other Funds may invest to varying degrees in securities traded primarily in foreign markets, and their share prices may also be affected on days when shareholders have no access to the Funds.

         If, after the close of the principal market on which a foreign security is traded, and before the time the Fund's securities are priced that day, an event occurs and, as a result, the closing price of a foreign security is not deemed to be reliable, based on review of closing prices conducted under the Fund's procedures, or if, under the Fund's procedures, the closing price of a foreign security is no longer deemed reliable, the foreign security would be valued at "fair market value" as determined in accordance with procedures and methodologies approved by the Fund's Board of Trustees. In determining the fair value of securities, the Fund may consider available information including information that becomes known after the time of the close of the principal market on which a foreign security is traded, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. Events referred to above may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds and their boards are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the price a Fund could obtain if it were to dispose of the security at the time of the close of the subsequent opening market price for that security.

         The Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. Specifically, when changes in the value of a certain index suggest that the closing prices on the foreign exchange no longer represent the amount that the Fund could expect to receive for the securities. FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

         Income Funds value their securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Trustees believe accurately reflects fair value. The Funds periodically verify valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each day the NYSE is open.

         If NB Management believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees believe accurately reflects fair value.

Suspension of Redemptions

         The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for that Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of a Fund's shareholders. Applicable SEC rules and regulations shall govern as to whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

         As noted in the Funds' prospectuses, each Fund prices its shares as of the close of regular trading on the NYSE, which is normally 4:00 p.m.. The NYSE may occasionally close early, e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard. On those days, the Funds will generally price their shares as of the earlier close time.

Redemptions in Kind

         Each Fund reserves the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described under "Share Prices and Net Asset Value" in the Prospectuses. Further, each Fund may make payment in whole or in part in securities if a redeeming shareholder so requests. If payment is made in securities, a shareholder or institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but may do so in the circumstances described above in accordance with procedures adopted by the Board of Trustees.

Market Timing

         As noted in the Funds' prospectuses, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Under certain circumstances, the Funds reserve the right to reject any exchange or investment order; or change, suspend or revoke the exchange privilege.

         Although NB Management monitors for excessive short-term trading activity, the ability to monitor trades that are placed by variable contract owners and qualified plan participants is severely limited. Monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or qualified plan administrators, which cannot be assured. Accordingly, there can be no assurance that the Funds or NB Management will eliminate all excessive short-term trading or prevent all harm that might be caused by such trading.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

         Each Fund distributes to its shareholders (primarily insurance company separate accounts and Qualified Plans) substantially all of its share of its net investment income, any net realized capital gains and any net realized gains from foreign currency transactions, if any, earned or realized by it. Each Fund calculates its net investment income and NAV as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on each Business Day. A Fund's net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include net realized or unrealized capital and foreign currency gains or losses. Net investment income and net gains and losses are reflected in a Fund's NAV until they are distributed. With respect to each Fund, dividends from net investment income and distributions of net realized capital gains and net realized gains from foreign currency transactions, if any, normally are paid once annually, in October.

                           ADDITIONAL TAX INFORMATION

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF EACH FUND

         Subchapter M

         To continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and, with respect to all Funds, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures, and forward contracts (collectively, "Hedging Instruments")) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or business, or of one or more qualified publicly traded partnerships (together with the 50% requirement, the "Diversification Requirement").

         Each Fund intends to satisfy the Distribution Requirement, the Income Requirement, and the Diversification Requirement. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, if a Fund failed to qualify for treatment as a RIC for any taxable year, the diversification requirements under section 817(h) discussed below would fail to be satisfied for variable contracts for which such fund is an underlying asset.

         A Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus all income and capital gains (if any) from prior years. The excise tax generally does not apply to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Funds may not be subject to the Excise Tax, to avoid application of the Excise Tax, the Funds intend to make distributions in accordance with the calendar year requirement.

         A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year.

         Section 817(h)

         The Funds serve as the underlying investments for variable annuity contracts and variable life insurance policies ("Variable Contracts") issued through separate accounts of the life insurance companies which may or may not be affiliated. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the Variable Contracts (that is, the assets of the Funds), which are in addition to the diversification requirements imposed on the Funds by the 1940 Act and Subchapter M of the Code. Failure to satisfy those standards may result in imposition of Federal income tax on a Variable Contract owner with respect to the increase in the value of the Variable Contract. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the

Variable Contracts is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

         The Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the Fund is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

         For purposes of these diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are generally held only be segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Fund (a "Closed Fund").

         If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income, "the income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is generally the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Fund does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Fund through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Fund.

         Each Fund will be managed with the intention of complying with these diversification requirements. It is possible that in order to comply with these requirements less desirable investment decisions may be made which would affect the investment performance of a Fund.

         Tax Aspects of the Investments of the Funds

         Dividends, interest, and in some cases, capital gains received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Equity Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock as well as gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders (assuming the Fund qualifies as a regulated investment company).

         In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. A Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the Fund's pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the excise tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         A holder of stock in a PFIC generally may elect to include in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over its adjusted basis as of the end of that year. Pursuant to the election, a deduction (as an ordinary, not capital, loss) also would be allowed for the excess, if any, of the holder's adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election. The adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. Any gain on the sale of PFIC stock subject to a mark-to-market election would be treated as ordinary income.

         The use by the Funds of hedging strategies, such as writing (selling) and purchasing futures contracts and options and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses they realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments derived by a Fund with respect to its business of investing in securities or foreign currencies, will generally qualify as permissible income under the Income Requirement.

         Exchange-traded futures contracts, certain options, and certain forward contracts constitute "Section 1256 Contracts." Section 1256 Contracts are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of a Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these "deemed sales" and 60% of any net realized gain or loss from any actual sales of
Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Fund, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that such Fund must distribute to meet the Distribution Requirement and to avoid imposition of the excise tax.

         Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that each Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

         Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         Section 988 of the Code also may apply to forward contracts and options on foreign currencies. Under section 988 each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between section 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

         When a covered call option written (sold) by a Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

         If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated (unless certain exceptions apply) as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract (e.g., a swap contract), or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.

         Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund's shares.

         If a Fund acquires a bond issued with original issue discount ("OID") or purchases bonds with a market discount, such OID or market discount would affect the timing and possibly the character of distribution by the Fund.

                               PORTFOLIO MANAGERS

Other Accounts Managed

         Certain of the portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2006, or as of a date otherwise specified: (i) the Fund(s) managed by the specified portfolio manager; and (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts. As of December 31, 2006, the Funds' portfolio managers do not manage any registered investment companies, other pooled investment vehicles and other accounts with respect to which the advisory fee is based on performance.

                                                          Registered Investment     Pooled Investment         Other Accounts
                                                          Companies Managed by     Vehicles Managed by     Managed by Portfolio
                                                            Portfolio Manager       Portfolio Manager            Manager
                                                          ---------------------   ---------------------   ---------------------
                                                                        Total                   Total                   Total
                                                                       Assets                  Assets                  Assets
                              Fund(s) Managed by                        (in                     (in                     (in
Name of Portfolio Manager     Portfolio Manager            Number     millions)    Number     millions)    Number     millions)
---------------------------   -------------------------   ---------   ---------   ---------   ---------   ---------   ---------
Michael Fasciano              Fasciano Portfolio                  2   $     520           -           -       1,672   $   1,186

Ann Benjamin                  High Income Bond                    4   $   1,065           -           -          40   $   4,711
                               Portfolio

Thomas O'Reilly               High Income Bond                    4   $   1,065           -           -          40   $   4,711
                               Portfolio

Benjamin Segal                International Portfolio             4   $   2,627           -           -       3,454   $   5,253
                              International Large Cap
                               Portfolio

Milu Komer                    International                       4   $   2,627           -           -       3,454   $   5,253
                               Portfolio
                              International Large Cap
                               Portfolio

Basu Mullick                  Partners Portfolio                  4   $   5,214           -           -          10   $   3,148
                               Regency Portfolio

Steven Brown                  Real Estate Portfolio               7   $   2,882           -           -         191   $   1,826

Steve Shikegawa               Real Estate Portfolio               7   $   2,882           -           -         191   $   1,826

Arthur Moretti                Socially Responsive                 4   $   2,990           -           -         779   $   1,008
                               Portfolio
                              Guardian Portfolio

Ingrid Dyott                  Socially Responsive                 4   $   2,990           -           -         779   $   1,008
                               Portfolio
                              Guardian Portfolio

Sajjad Ladiwala               Socially Responsive                 4   $   2,990           -           -         779   $   1,008
                               Portfolio
                              Guardian Portfolio

Kenneth Turek                 Growth Portfolio                    3   $   1,260           -           -          29   $     731
                              Mid -Cap Growth
                               Portfolio

John Dugenske                 Short Duration Bond                 4   $     632           -           -          47   $     422
                               Portfolio

Thomas Sontag                 Short Duration Bond                 4   $     632           -           -          47   $     422
                               Portfolio
                              Balanced Portfolio

Conflicts of Interest

         While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, NB Management believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund and the management of other accounts, which might have similar investment objectives or strategies as the Funds or track the same index a Fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

         As a result of a portfolio manager's day-to-day management of a Fund, the portfolio managers know the size, timing and possible market impact of a Fund's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund, NB Management has policies and procedures to address such a conflict.

         From time to time, a particular investment opportunity may be suitable for both a Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. NB Management has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a Fund and one or more of the other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it.

Portfolio Manager Compensation

         NB Management. A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of NB prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

         The Funds' Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that the Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

         In addition, there are additional stock and option award programs available.

         NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer term, not necessarily to be a short-term winner in any given year.

         Lehman Brothers Asset Management. Portfolio Managers are typically compensated on the basis of a salary and an annual discretionary, performance-based bonus, which is in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall portfolio performance in relation to their peers, ability to attract and retain clients, revenue generation, assets under management, the current market conditions and overall contribution to the Firm. Managers are also evaluated on their collaboration with their client relationship and sales staff, their franchise building activities, teamwork, people and product development and their corporate citizenship.

         The percentage of compensation varies by position, experience/level and performance. In general, the more senior the investment professional, variable compensation becomes a greater portion of total compensation. As previously mentioned, all employees participate in the Lehman Brothers Equity Award program. The portion of compensation paid in equity increases as total compensation rises.

         Additionally, certain key members of the investment professional staff of Lehman Brothers Asset Management who were previously covered by employment contracts with Lehman Brothers will receive annual payouts from an Incentive Payment Pool ("IPP") valued at a fixed multiple of earnings for the fixed income business. Payouts begin in 2007 and extend through 2009, and have specific non-compete and non-solicitation provision restrictions.

         Some accounts the Portfolio Managers manage tie compensation to performance. However, no substantial portion of the manager's compensation is tied directly to performance, so we believe that there are no significant incentives for them to take undue risks.

Securities Ownership

         The table below shows the dollar range of equity securities of the Funds beneficially owned as of December 31, 2006, or as of a date otherwise specified, by each portfolio manager of the Funds.

                                                                                 DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER        FUND(S) MANAGED BY PORTFOLIO MANAGER            SECURITIES OWNED
------------------------------   ---------------------------------------------   ----------------
Michael Fasciano                 Fasciano Portfolio                              None

Ann Benjamin                     High Income Bond Portfolio                      None

Thomas O'Reilly                  High Income Bond Portfolio                      None

Benjamin Segal                   International Portfolio                         None
                                 International Large Cap Portfolio

Milu Komer                       International Portfolio                         None
                                 International Large Cap Portfolio

                                                                                 DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER        FUND(S) MANAGED BY PORTFOLIO MANAGER            SECURITIES OWNED
------------------------------   ---------------------------------------------   ----------------
Basu Mullick                     Partners Portfolio                              None
                                 Regency Portfolio None

Steven Brown                     Real Estate Portfolio                           None

Steve Shikegawa                  Real Estate Portfolio                           None

Arthur Moretti                   Socially Responsive Portfolio                   None
                                 Guardian Portfolio None

Ingrid Dyott                     Socially Responsive Portfolio                   None
                                 Guardian Portfolio None

Sajjad Ladiwala                  Socially Responsive Portfolio                   None
                                 Guardian Portfolio None

Kenneth Turek                    Growth Portfolio                                None
                                 Mid-Cap Growth Portfolio None

Thomas Sontag                    Balanced Portfolio                              None
                                 Short Duration Bond Portfolio None

John Dugenske                    Short Duration Bond Portfolio                   None

                             PORTFOLIO TRANSACTIONS

         Neuberger Berman and Lehman Brothers Inc. ("Lehman Brothers") acts as each Fund's principal broker (except with respect to International, International Large Cap, Short Duration Bond and debt portion of Balanced Portfolios) to the extent a broker is used in the purchase and sale of portfolio securities (other than certain securities traded on the OTC market). This means that Fund trades may be executed by Neuberger Berman or Lehman Brothers where Neuberger or Lehman Brothers is capable of providing best execution. Neuberger Berman and Lehman Brothers may act as broker for International Portfolio. Neuberger Berman and Lehman Brothers receive brokerage commissions for these services. Transactions in portfolio securities for which Neuberger Berman or Lehman Brothers serves as broker will be effected in accordance with Rule 17e-1 under the 1940 Act.

         To the extent a broker is not used, purchases and sales of portfolio securities generally are transacted with the issuers, underwriters, or dealers serving as primary market-makers acting as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

         In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Fund's policy is to seek best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers, and may consider the brokerage and research services they provide to the Fund or NB Management. Some of these research services may be of value to NB Management in advising its various clients (including the Funds) although not all of these services are necessarily used by NB Management in managing the Funds. Under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services, although no Fund has a current arrangement to do so. In any case, each Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or may otherwise deal with any dealer in connection with the acquisition of securities in underwritings. Each of the broker-dealers NB Management uses appears on a list and each has been reviewed as to its creditworthiness.

         During the years ended December 31, 2006, 2005 and 2004 Growth Portfolio paid total brokerage commissions of $226,766, $322,238 and $526,361, respectively, of which $0, $200 and $200,686, respectively, was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by it during the year ended December 31, 2006. 100% of the $189,556 paid to other brokers by the corresponding series during the year ended December 31, 2006 (representing commissions on transactions involving approximately $238,559,433 was directed to those brokers at least partially on the basis of research services they provided. During the year ended December 31, 2006 the Fund held no securities of its regular broker-dealers ("B/Ds").

         During the year ended December 31, 2006, Growth Portfolio paid $37,210, of its total brokerage to Lehman Brothers. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 14.03% of the aggregate dollar amount of transactions involving the payment of commissions, and 16.41% of the aggregate brokerage commissions paid by the Fund. Prior to October 31, 2003, Lehman Brothers was not an affiliated broker of the Fund.

         During the years ended December 31, 2006, 2005 and 2004, Balanced Portfolio paid total brokerage commissions of $63,139, $84,629, and $117,650, respectively, of which $0, $1, and $0, respectively, was paid to Neuberger Berman. Transactions in which the series used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by it during the year ended December 31, 2006. 100% of the $52,670 paid to other brokers by the series during the year ended December 31, 2006 (representing commissions on transactions involving approximately $365,429,201) was directed to those brokers at least partially on the basis of research services they provided. During the year ended December 31, 2006 the Fund acquired securities of the following of its regular B/Ds: Bank of America Securities LLC, Bear Stearns, & Co., Inc., Citigroup Global Markets, Inc., Credit Suisse First Boston Corp., Goldman Sachs & Co., HSBC Securities Inc., J.P. Morgan Chase & Co., Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley & Co., Inc., and State Street Bank and Trust Company; at that date, the series held the securities of its regular B/Ds with an aggregate value as follows: Bank of America Securities LLC, $2,745,746; Bear, Stearns & Co., Inc., $1,793,485; Citigroup Global Markets, Inc., $597,510; Credit Suisse First Boston Corp., $845,309; Goldman Sachs & Co., $1,138,914; HSBC Securities Inc., $294,043; J.P.
Morgan Chase & Co., Inc., $1,883,913; Lehman Brothers Inc., $645,839; Merrill Lynch, Pierce, Fenner & Smith Inc., $1,140,712;

Morgan Stanley & Co., Inc., $550,299; and State Street Bank and Trust Company, $1,320,000.

         During the year ended December 31, 2006, Balanced Portfolio paid $10,469, of its total brokerage commissions to Lehman Brothers. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 2.86% of the aggregate dollar amount of transactions involving the payment of commissions, and 16.58% of the aggregate brokerage commissions paid by the Fund. Prior to October 31, 2003, Lehman Brothers was not an affiliated broker of the Fund.

         During the years ended December 31, 2006, 2005 and 2004, Partners Portfolio paid total brokerage commissions of $755,579, $921,676, and $1,443,750, respectively, of which $43, $329, and $10, respectively, was paid to Neuberger Berman. Transactions in which the series used Neuberger Berman as broker comprised 0.01% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.01% of the aggregate brokerage commissions paid by it during the year ended December 31, 2006. 100% of the $640,938 paid to other brokers by the series during the year ended December 31, 2006 (representing commissions on transactions involving approximately $918,388,766) was directed to those brokers at least partially on the basis of research services they provided. During the year ended December 31, 2006, the Fund did not acquire securities of its regular B/Ds ; at that date, the series held the securities of its regular B/Ds with an aggregate value as follows: Goldman Sachs & Co., $14,572,485; and Merrill Lynch, Pierce, Fenner & Smith Inc., $13,443,640.

         During the year ended December 31, 2006, Partners Portfolio paid $114,598, of its total brokerage commissions to Lehman Brothers. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 9.22% of the aggregate dollar amount of transactions involving the payment of commissions, and 15.17% of the aggregate brokerage commissions paid by the Fund. Prior to October 31, 2003, Lehman Brothers was not an affiliated broker of the Fund.

         During the years ended December 31, 2006, 2005 and 2004, Mid-Cap Growth Portfolio paid total brokerage commissions of $789,153, $951,510, and $1,229,417, respectively, of which $0, $893, and $8, respectively, was paid to Neuberger Berman. Transactions in which the series used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by it during the year ended December 31, 2006. 100% of the $661,838 paid to other brokers by the series during the year ended December 31, 2006 (representing commissions on transactions involving approximately $915,528,230) was directed to those brokers at least partially on the basis of research services they provided. During the year ended December 31, 2006 the Fund held no securities of its regular B/Ds.

         During the year ended December 31, 2006, Mid-Cap Growth Portfolio paid $127,315, of its total brokerage commissions to Lehman Brothers. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 12.30% of the aggregate dollar amount of transactions involving the payment of commissions, and 16.13% of the aggregate brokerage commissions paid by the Fund. Prior to October 31, 2003, Lehman Brothers was not an affiliated broker of the Fund.

         During the year ended December 31, 2006, 2005 and 2004, Guardian Portfolio paid total brokerage commissions of $120,476, $124,057, and $133,229, respectively, of which $0, $0, and $0, respectively, was paid to Neuberger Berman. Transactions in which the series used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by it during the year ended December 31, 2006. 100% of the $98,211 paid to other brokers by the series during the year ended December 31, 2006 (representing commissions on transactions involving approximately $196,049,193) was directed to those brokers at least partially on the basis of research services they provided. During the year ended December 31, 2006, the Fund acquired securities of the following of regular B/Ds: Citigroup Global Markets, Inc., and State Street Bank and Trust Company; at that date, the series held the securities of its regular B/Ds with an aggregate value as follows: Citigroup Global Markets, Inc., $6,929,080; Goldman Sachs & Co., $2,257,639; and State Street Bank and Trust Company $6,003,846.

         During the year ended December 31, 2006, Guardian Portfolio paid $22,265, of its total brokerage commissions to Lehman Brothers. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 12.41% of the aggregate dollar amount of transactions involving the payment of commissions, and 18.48% of the aggregate brokerage commissions paid by the Fund. Prior to October 31, 2003, Lehman Brothers was not an affiliated broker of the Fund.

         During the year ended December 31, 2006, 2005, and 2004, Short Duration Bond Portfolio paid total brokerage commissions of $0, $0 and $0, respectively. During the year ended December 31, 2006, the Fund acquired securities of the following of its regular B/Ds: Bank of America Securities LLC, Bear Stearns, & Co., Inc., Citigroup Global Markets Inc., Credit Suisse First Boston Corp., Goldman Sachs & Co., HSBC Securities Inc., J.P. Morgan Chase & Co., Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley & Co., Inc., and State Street Bank and Trust Company; at the date, the Fund held securities of its regular B/Ds with aggregate value as follows: Bank of America Securities LLC, $40,006,883; Bear Stearns & Co., Inc., $26,804,182; Citigroup Global Markets, Inc., $7,216,461; Credit Suisse First Boston Corp., $9,701,237; Goldman Sachs & Co., $15,010,917; HSBC Securities Inc., $4,410,639; J.P. Morgan Chase & Co., Inc., 25,985,516; Lehman Brothers Inc., 9,570,783; Merrill Lynch, Pierce, Fenner & Smith Inc., $14,217,466; Morgan Stanley & Co., Inc., $7,282,924; State Street Bank and Trust Company, $26,040,000.

         During the years ended December 31, 2006, 2005 and 2004, Socially Responsive Portfolio paid total brokerage commission of $434,416, $48,427, and $18,896, respectively, of which $3,237, $43, and $0, respectively, was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised 0.10% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.75% of the aggregate brokerage commissions paid by it during the year ended December 31, 2006. 100.00% of the $363,843 paid to other brokers by the corresponding series during the year ended December 31, 2006 (representing commissions on transactions involving approximately $3,026,010,889) was directed to those brokers at least partially on the basis of research services they provided. During the year ended December 31, 2006 the Fund acquired securities of the following of its regular B/Ds:
Citigroup Global Markets, Inc., Goldman Sachs & Co., J.P. Morgan Chase & Co., Inc., and State Street Bank and Trust Company; at that date, the series held the securities of its regular

B/Ds with an aggregate value as follows: Citigroup Global Markets, Inc., $14,771,640; Goldman Sachs & Co., $4,928,929; and State Street Bank and Trust Company $34,295,266.

         During the year ended December 31, 2006, Socially Responsive Portfolio paid $67,336, of its total brokerage commissions to Lehman Brothers. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 2.40% of the aggregate dollar amount of transactions involving the payment of commissions, and 15.50% of the aggregate brokerage commissions paid by the Fund. Prior to October 31, 2003, Lehman Brothers was not an affiliated broker of the Fund.

         During the years ended December 31, 2006, 2005 and 2004, Regency Portfolio paid total brokerage commissions of $396,388, $274,191, and $243,004, respectively, of which $10, $91, and $95, respectively, was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by it during the period ended December 31, 2006. 100% of the $344,561 paid to other brokers by the corresponding series during the period ended December 31, 2006 (representing commissions on transactions involving approximately $368,082,031) was directed to those brokers at least partially on the basis of research services they provided. During the year ended December 31, 2006 the Fund acquired securities of the following of its regular B/Ds: Bear Stearns & Co., Inc.; at that date, the series held securities of its regular B/Ds with aggregate value as follows: Bear Stearns & Co., Inc., $6,315,864.

         During the year ended December 31, 2006, Regency Portfolio paid $51,817, of its total brokerage commissions to Lehman Brothers. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 10.49% of the aggregate dollar amount of transactions involving the payment of commissions, and 13.07% of the aggregate brokerage commissions paid by the Fund. Prior to October 31, 2003, Lehman Brothers was not an affiliated broker of the Fund.

         During the years ended December 31, 2006, 2005 and 2004, Fasciano Portfolio paid total brokerage commissions of $24,574, $19,861, and $11,400, of which, $1,107, $0, and $9, respectively, was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised 1.95% of the aggregate dollar amount of transactions involving the payment of commissions, and 4.50% of the aggregate brokerage commissions paid by it during the period ended December 31, 2006. 100% of the $19,104 paid to other brokers by the corresponding series during the year ended December 31, 2006 (representing commissions on transactions involving approximately $30,293,719) was directed to those brokers at least partially on the basis of research services they provided. During the year ended December 31, 2006 the Fund held no securities of its regular B/Ds.

         During the year ended December 31, 2006, Fasciano Portfolio paid $4,363, of its total brokerage commissions to Lehman Brothers. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 8.55% of the aggregate dollar amount of transactions involving the payment of commissions, and 17.76% of the aggregate brokerage commissions paid by the Fund. Prior to October 31, 2003, Lehman Brothers was not an affiliated broker of the Fund.

         During the year ended December 31, 2006 the period from September 15, 2004 (commencement of operations) to December 31, 2005, High Income Bond Portfolio paid total brokerage commissions of $0 and $0. During the period ended December 31, 2006 the Fund acquired securities of the following of its regular B/Ds: State Street Bank and Trust Company; at that date, the series held no securities of its regular B/Ds.

         During the year ended December 31, 2006 and from April 29, 2005 (commencement of operations) through December 31, 2005, International Portfolio paid total brokerage commissions of $270,247 and $9,782, of which, $0 and $0, was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by it during the year ended December 31, 2006. 100% of the $225,341 paid to other brokers by the corresponding series during the year ended December 31, 2006 (representing commissions on transactions involving approximately $767,561,251) was directed to those brokers at least partially on the basis of research services they provided. During the year ended December 31, 2006, the Fund acquired securities of the following regular B/Ds: State Street Bank and Trust Company; at that date, the series held securities of its regular B/Ds with aggregate value as follows: Barclays Bank PLC, $6,856,004; and BNP Paribas Securities Corp., $3,260,299. During the year ended December 31, 2006, International Portfolio paid $44,906, of its total brokerage commissions to Lehman Brothers. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 8.24% of the aggregate dollar amount of transactions involving the payment of commissions, and 16.62% of the aggregate brokerage commissions paid by the Fund.

         Insofar as portfolio transactions of Partners Portfolio result from active management of equity securities, and insofar as portfolio transactions of Growth Portfolio and Mid-Cap Growth Portfolio result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Fund to brokers (including Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

         The Funds may, from time to time, loan portfolio securities to Neuberger Berman, Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

         A committee of Independent Trustees from time to time reviews, among other things, information relating to securities loans by the Funds.

         In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, however, no affiliate of any Fund receives give-ups or reciprocal business in connection with their securities transactions.

         The use of Neuberger Berman and Lehman Brothers as brokers for a Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934 ("Section 11(a)"). Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts that they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Board of Trustees has expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

         Under the 1940 Act, commissions paid by a Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions to be paid to Neuberger Berman and Lehman Brothers must, in NB Management's judgment be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability, and (2) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman or Lehman Brothers considered by a majority of the Independent Trustees not to be comparable to the Fund. The Funds do not deem it practicable and in their best interest to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase or sale of securities for a Fund's account, unless an appropriate exemption is available.

         A committee of Independent Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Funds and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers and effect brokerage transactions for the Funds must be reviewed and approved no less often than annually by a majority of the Independent Trustees.

         To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that Neuberger Berman or Lehman Brothers receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman and Lehman Brothers may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

         Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews confirmations of each agency cross-trade that the Funds participate in.

         Each Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management will consider the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

         In certain instances NB Management specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced NB Management's normal internal research activities, NB Management's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, NB Management is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to NB Management by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of NB Management and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, NB Management always considers its best execution obligation when deciding which broker to utilize.

         A committee, comprised of officers of NB Management and employees of Neuberger Berman who are portfolio managers of some of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings

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

of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; and (2) adjustments may be required because of periodic changes in the execution or research capabilities of particular brokers, or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

         The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services provide the Funds with benefits by supplementing the information otherwise available to NB Management. That research information may be used by NB Management in servicing their respective funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research information received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers executing portfolio transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

                                 CODES OF ETHICS

         The Funds, NB Management, Neuberger Berman and Lehman Brothers Asset Management have personal securities trading policies that restrict the personal securities transactions, including transactions involving Fund shares, of employees, officers, and Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the Fund.

         Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

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                               PORTFOLIO TURNOVER

         The portfolio turnover rate is calculated by (1) dividing the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, foreign financial futures contracts and forward contracts, whose maturity or expiration date at the time of acquisition was one year or less), by (2) the month-end average monthly value of such securities owned by the Fund during the year.
                                  PROXY VOTING

         The Board has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

         NB Management has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

         NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

         For socially responsive clients, NB Management has adopted socially responsive voting guidelines. For non-socially responsive clients, NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

         In the event that an investment professional at NB Management believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with NB Management's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

         If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy

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

voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

         Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is be available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

         The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the "Potential Recipients") unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

         NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." NB Management's President or a Senior Vice President may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Funds prior to commencing its duties), and only with the written concurrence of Neuberger Berman Management's legal and compliance department.

Portfolio Holdings Disclosure Procedures

         Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to NB Management's President or a Senior Vice President (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Funds or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Funds or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

         No Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending.

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

Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Funds' Chief Compliance Officer, the Board of Trustees reviews the Funds' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

         Pursuant to a Codes of Ethics adopted by the Funds, NB Management, Neuberger Berman, Lehman Brothers Asset Management, Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds shareholders. The Codes of Ethics also prohibits any person associated with the Funds, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or the be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients

         The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

                  State Street Bank and Trust Company ("State Street"). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

                  Securities Lending Agent. Each Fund has entered into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive each Fund's portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund's operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. Each Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

                  Other Third-Party Service Providers to the Funds. The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds. In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

                  Rating, Ranking and Research Agencies. Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Funds provide their complete portfolio holdings to: Vestek and Bloomberg L.P. each day; Standard and Poor's, a division of The McGraw-Hill Companies, Inc. and Lipper, a Reuters company on the second business day of each month; Morningstar, Inc. on the fifth calendar day of each month; and Capital Access on the tenth calendar day of each month. The Funds also provide their complete month-end portfolio holdings to DCI on the first business day of each following month so that DCI can create a list of each Fund's top 10 holdings. No compensation is received by any Fund, NB Management, Neuberger Berman, Lehman Brothers Asset Management or any other person in connection with the disclosure of this information. NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Funds' portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Funds.

                             REPORTS TO SHAREHOLDERS

         Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. Each Fund's report shows the investments owned by it and the market values thereof and provides other information about the Fund and its operations. In addition, the report contains the Fund's financial statements.

                       INFORMATION REGARDING ORGANIZATION,
                        CAPITALIZATION, AND OTHER MATTERS

The Funds

         Each Fund is a separate series of the Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trust has thirteen separate Funds. The Trustees may establish additional portfolios or classes of shares, without the approval of shareholders. The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other. As discussed above under

"Investment Information", through April 30, 2000, certain of the Funds invested all of their respective net investable assets in a corresponding master series of Advisers Managers Trust, in each case receiving a beneficial interest in that series. Beginning May 1, 2000, each such Fund invests directly in its own securities portfolio.

         Prior to May 1, 2007, Lehman Brothers High Income Bond Portfolio and Lehman Brothers Short Duration Bond Portfolio were named High Income Bond Portfolio and Limited Maturity Bond Portfolio, respectively. The changes of names were the result of the replacement by Lehman Brothers Asset Management of Neuberger Berman as sub-adviser to these Funds effective May 1, 2007.

         NB Management and Neuberger Berman and Lehman Brothers Asset Management serve as investment manager and sub-advisers, respectively, to other mutual funds, and the investments for the Funds (through their corresponding series) are managed by the same portfolio managers who manage one or more other mutual funds, that have similar names, investment objectives and investment styles as each Fund and are offered directly to the public by means of separate prospectuses. These other mutual funds are not part of the Trust. You should be aware that each Fund is likely to differ from the other mutual funds in size, cash flow pattern, and certain tax matters, and may differ in risk/return characteristics. Accordingly, the portfolio holdings and performance of the Funds may vary from those of the other mutual funds with similar names.

         Description of Shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable under Delaware law, and shareholders have no preemptive or other right to subscribe to any additional shares.

         Shareholder Meetings. The Trustees do not intend to hold annual meetings of shareholders of the Funds. The Trustees will call special meetings of shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote. Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders of that Fund.

         Certain Provisions of the Trust Instrument. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

                          CUSTODIAN AND TRANSFER AGENT

         Each Fund has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 as custodian for its securities and cash. State Street also serves as each Fund's Transfer Agent and shareholder servicing agent, administering purchases and redemptions of Trust shares through its Boston Service Center.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Each Fund (except the High Income Bond and International Large Cap Portfolios) has selected Ernst & Young LLP, 200 Clarendon Street, Boston MA 02116 as the Independent Registered Public Accounting Firm who will audit its financial statements. The High Income Bond and International Large Cap Portfolios have selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, as the Independent Registered Public Accounting Firm who will audit their financial statements.

                                  LEGAL COUNSEL

         Each Fund has selected Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006 as legal counsel.

                             REGISTRATION STATEMENT

         This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the registration statement have been omitted pursuant to SEC rules and regulations. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference and other information regarding the Funds.

         Statements contained in this SAI and Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The audited financial statements, notes to the audited financial statements, and reports of the registered independent public accountants contained in the annual reports to the shareholders of the Trust for the fiscal year ended December 31, 2006 for Neuberger Berman Advisers Management Trust are incorporated into this Statement of Additional Information by reference to each Fund's Annual Report to shareholders for the fiscal year ended December 31, 2006.

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

                                   APPENDIX A
                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings

         AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's corporate bond ratings

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other

                                    Appendix-1
elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

         A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P commercial paper ratings

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody's commercial paper ratings

         Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                                    Appendix-2

         - Leading market positions in well-established industries;

         - High rates of return on funds employed;

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection;

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

S&P Short-Term Ratings

         SP-1 - Top-tier investment grade short-term rating reflects superior ability of repayment. Those issues determined to possess extraordinary safety characteristics are denoted with a plus sign (+).

MOODY'S Short-Term Ratings:

         MIG 1, VMIG 1 - Top-tier investment grade short-term ratings reflect superior ability of repayment.

                                    Appendix-3